UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22011

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

(Exact name of registrant as specified in charter)

1585 Broadway, New York, New York                10036
(Address of principal executive offices)                (Zip code)

John H. Gernon
1585 Broadway, New York, New York 10036
(Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-1886

Date of fiscal year end: October 31,

Date of reporting period: October 31, 2023

Item 1 - Report to Shareholders

Morgan Stanley Investment Management Inc.
Adviser

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.
NYSE: EDD

Annual Report

October 31, 2023

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2023

Table of Contents (unaudited)

Letter to Stockholders	3
Performance Summary	6
Portfolio of Investments	8
Statement of Assets and Liabilities	21
Statement of Operations	22
Statements of Changes in Net Assets	23
Statement of Cash Flows	24
Financial Highlights	25
Notes to Financial Statements	26
Report of Independent Registered Public Accounting Firm	40
Investment Advisory Agreement Approval	41
Portfolio Management	44
Investment Policy	45
Principal Risks	61
Additional Information Regarding the Fund	79
Dividend Reinvestment Plan	81
Potential Conflicts of Interest	82
Important Notices	85
U.S. Customer Privacy Notice	86
Directors and Officers Information	89

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2023

Letter to Stockholders (unaudited)

Performance

For the year ended October 31, 2023, the Morgan Stanley Emerging Markets Domestic Debt Fund, Inc. (the "Fund") had total returns of 12.64%, based on net asset value, and 14.77% based on market value per share (including reinvestment of distributions), compared to its benchmark, the J.P. Morgan Government Bond Index — Emerging Markets Global Diversified Index (the "Index"), which returned 13.50%. On October 31, 2023, the closing price of the Fund's shares on the New York Stock Exchange was $4.33, representing a 14.76% discount to the Fund's net asset value per share. Past performance is no guarantee of future results.

Please keep in mind that double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

Factors Affecting Performance

•  Emerging market (EM) domestic debt assets posted positive returns over the one-year period ended October 31, 2023 (as measured by the Index). Monthly returns were mixed during the 12-month period but were supported by improvements in the macro backdrop during the end of 2022 and beginning of 2023. The Federal Reserve's (Fed) rhetoric indicated that the end of the interest rate hiking cycle was near, but over the course of the 12-month period inflation continued to be elevated and the Fed responded with rate hikes, which weighed on EM currencies.

•  Broadly, for the Fund, yield curve positioning contributed positively to Index-relative performance, while currency and duration positioning were the largest detractors of Fund performance versus the Index.

•  The Fund's overweight positioning in the Dominican Republic and Serbia were positive contributors to Index-relative performance, as was an underweight to Turkey. An overweight to Malaysia and an overweight to Brazilian rates hurt Index-relative performance. An underweight to Mexico also detracted from Index-relative performance.

•  The Fund's use of derivatives both contributed to and detracted from Index-relative performance during the period. The primary instruments used were bond futures (U.S. Treasury and German bund), currency forwards and interest rate swaps. Bond futures and interest rate swaps were used to gain or hedge interest rate exposure, and currency forwards were used to hedge or add to currency exposure.

Management Strategies

•  While the Fed is closer to the end of its tightening cycle than the beginning, the terminal fed funds rate is uncertain, as is how long the Fed will keep its policy rate elevated. More orthodox monetary policy by many EM central banks has allowed them to end tightening cycles and, in an increasing number of cases, begin easing. However, some EM central banks have started to pivot back toward hikes, which further highlights the divergence across the asset class. The onset of war in the Middle East brought devastation and created uncertainty for the region, although spillover effects remain contained — however, this will continue to be closely monitored. Country- and credit-level analysis will be pivotal to uncover value in the asset class, especially as growth, inflation and policy vary significantly across the emerging markets universe.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2023

Letter to Stockholders (unaudited) (cont'd)

Sincerely,

John H. Gernon
President and Principal Executive Officer  November 2023

(This page has been left blank intentionally.)

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2023

Performance Summary (unaudited)

Performance of $10,000 Investment as of October 31, 2023
Over 10 Years

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2023

Average Annual Total Returns as of October 31, 2023(1) (unaudited)

	One Year	Five Years	Ten Years
NAV	12.64%	0.14%	-3.16%
Market price	14.77%	0.37%	-3.36%
J.P. Morgan Government Bond Index — Emerging Markets Global Diversified Index(2)	13.50%	0.29%	-1.16%

Performance data quoted on the graph and table represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested at prices obtained under the Fund's dividend reinvestment plan. For the most recent month-end performance figures, please visit www.morganstanley.com/im/closedendfundsshareholderreports. Investment returns and principal value will fluctuate so that Fund shares, when sold, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. The Fund's total returns are based upon the market value and net asset value on the last business day of each period.

Distributions
Total Distributions per share for the period	$0.32
Distribution Rate at NAV(3)	7.10%
Distribution Rate at Market Price(3)	8.31%
% Premium/(Discount) to NAV(4)	(14.76)%

(1)  All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

(2)  J.P. Morgan Government Bond Index — Emerging Markets Global Diversified Index tracks local currency government bonds issued by emerging markets. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The Distribution Rate is based on the Fund's last regular distribution per share in the period (annualized) divided by the Fund's NAV or market price at the end of the period. The Fund's distributions may be comprised of amounts characterized for federal income tax purposes as qualified and non-qualified ordinary dividends, capital gains and non-dividend distributions, also known as return of capital. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. The Fund's distributions are determined by the investment adviser based on its current assessment of the Fund's long-term return potential. Fund distributions may be affected by numerous factors including changes in Fund performance, the cost of financing for leverage, portfolio holdings, realized and projected returns, and other factors. As portfolio and market conditions change, the rate of distributions paid by the Fund could change.

(4)  The shares of the Fund often trade at a discount or premium to their net asset value. The discount or premium may vary over time and may be higher or lower than what is quoted in this report.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2023

Portfolio of Investments

(Showing Percentage of Total Value of Investments)

	Face Amount (000)		Value (000)
FIXED INCOME SECURITIES (89.6%)
Armenia (3.3%)
Sovereign (3.3%)
Republic of Armenia Treasury Bond, 9.00%, 4/29/26	AMD	99,880	$242
9.25%, 4/29/28		1,221,820	2,911
9.60%, 10/29/33		2,727,998	6,484
9.75%, 10/29/50 - 10/29/52		694,472	1,655
			11,292
Benin (0.1%)
Sovereign (0.1%)
Benin Government International Bond, 5.75%, 3/26/26	EUR	204	211
Brazil (1.7%)
Sovereign (1.7%)
Brazil Notas do Tesouro Nacional, Series F, 10.00%, 1/1/27 - 1/1/29	BRL	31,000	5,876
Chile (1.8%)
Sovereign (1.8%)
Bonos de la Tesoreria de la Republica en pesos, 5.00%, 10/1/28	CLP	3,520,000	3,681
5.30%, 11/1/37		2,410,000	2,485
			6,166
Colombia (5.2%)
Corporate Bond (0.3%)
Fideicomiso PA Costera, 6.25%, 1/15/34 (a)	COP	4,979,415	1,037
Sovereign (4.9%)
Colombian TES, Series B 5.75%, 11/3/27		24,995,000	5,086
6.00%, 4/28/28		8,982,000	1,808
7.00%, 3/26/31		8,239,000	1,580
7.00%, 6/30/32		12,440,000	2,288
7.75%, 9/18/30		6,916,000	1,410
Financiera de Desarrollo Territorial SA Findeter, 7.88%, 8/12/24 (a)		20,551,000	4,776
			16,948
			17,985
	Face Amount (000)		Value (000)
Czech Republic (4.2%)
Sovereign (4.2%)
Czech Republic Government Bond, 1.20%, 3/13/31	CZK	57,320	$1,957
2.00%, 10/13/33		117,440	4,012
2.75%, 7/23/29		214,430	8,431
			14,400
Dominican Republic (6.5%)
Sovereign (6.5%)
Dominican Republic Central Bank Note, 8.00%, 3/12/27 (a)	DOP	15,000	242
12.00%, 10/3/25 (a)		59,260	1,066
13.00%, 12/5/25 (a)		97,000	1,763
13.00%, 12/5/25		120,000	2,182
Dominican Republic International Bond, 8.00%, 1/15/27 - 2/12/27 (a)		114,000	1,866
11.25%, 9/15/35 (a)		60,850	1,063
12.00%, 8/8/25 (a)		262,700	4,765
12.75%, 9/23/29 (a)		357,200	6,967
13.63%, 2/3/33		120,250	2,412
			22,326
Honduras (0.0%)‡
Sovereign (0.0%)‡
Honduras Government International Bond, 7.50%, 3/15/24		$92	92
Hungary (2.8%)
Sovereign (2.8%)
Hungary Government Bond, 2.25%, 4/20/33	HUF	677,000	1,257
3.00%, 10/27/27		1,387,460	3,261
3.00%, 4/25/41		1,548,910	2,439
3.25%, 10/22/31		375,640	795
4.00%, 4/28/51		139,450	231
4.75%, 11/24/32		687,250	1,569
			9,552

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2023

Portfolio of Investments (cont'd)

(Showing Percentage of Total Value of Investments)

	Face Amount (000)		Value (000)
India (4.5%)
Sovereign (4.5%)
India Government Bond, 7.10%, 4/18/29	INR	962,360	$11,414
7.26%, 2/6/33		336,750	4,018
			15,432
Indonesia (8.7%)
Sovereign (8.7%)
Indonesia Treasury Bond, 6.50%, 2/15/31	IDR	114,953,000	6,964
7.00%, 9/15/30		6,015,000	376
7.00%, 2/15/33		50,965,000	3,184
7.13%, 6/15/42 - 6/15/43		83,550,000	5,240
7.38%, 5/15/48		7,875,000	505
7.50%, 6/15/35		83,000,000	5,334
8.38%, 4/15/39		65,600,000	4,534
8.75%, 5/15/31		58,978,000	4,032
			30,169
Jordan (0.7%)
Sovereign (0.7%)
Jordan Government International Bond, 4.95%, 7/7/25		$2,735	2,556
Malaysia (5.7%)
Sovereign (5.7%)
Malaysia Government Bond, 3.58%, 7/15/32	MYR	6,289	1,265
3.76%, 5/22/40		60,220	11,612
4.07%, 6/15/50		3,400	659
4.23%, 6/30/31		29,504	6,233
			19,769
Mexico (5.1%)
Sovereign (5.1%)
Mexican Bonos, 7.50%, 6/3/27	MXN	50,000	2,540
7.75%, 5/29/31		133,000	6,431
8.50%, 5/31/29 - 11/18/38		105,000	5,354
Petroleos Mexicanos, 4.25%, 1/15/25		$1,850	1,776
6.88%, 10/16/25		1,720	1,653
			17,754
	Face Amount (000)		Value (000)
Panama (0.0%)‡
Sovereign (0.0%)‡
Panama Bonos del Tesoro, 6.38%, 7/25/33		$118	$108
Peru (7.2%)
Sovereign (7.2%)
Peru Government Bond, 5.94%, 2/12/29	PEN	59,570	14,869
6.15%, 8/12/32		15,580	3,710
6.35%, 8/12/28		10,000	2,568
7.30%, 8/12/33		14,016	3,577
			24,724
Romania (4.5%)
Sovereign (4.5%)
Romania Government Bond, 2.50%, 10/25/27	RON	31,700	5,839
4.25%, 4/28/36		5,500	902
4.75%, 2/24/25 - 10/11/34		29,455	6,015
5.80%, 7/26/27		9,410	1,953
8.75%, 10/30/28		3,970	916
			15,625
Serbia (2.9%)
Sovereign (2.9%)
Serbia Treasury Bonds, 4.50%, 8/20/32	RSD	1,174,820	9,346
5.88%, 2/8/28		81,860	756
			10,102
South Africa (10.8%)
Sovereign (10.8%)
Republic of South Africa Government Bond, 8.00%, 1/31/30	ZAR	72,930	3,444
8.75%, 1/31/44		336,800	12,742
9.00%, 1/31/40		343,230	13,692
10.50%, 12/21/26		136,800	7,572
			37,450

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2023

Portfolio of Investments (cont'd)

(Showing Percentage of Total Value of Investments)

	Face Amount (000)		Value (000)
Sri Lanka (1.2%)
Sovereign (1.2%)
Sri Lanka Treasury Bill, 0.00%, 12/8/23	LKR	504,000	$1,509
0.00%, 12/15/23		912,000	2,726
			4,235
Supranational (0.2%)
Sovereign (0.2%)
International Finance Corp., 16.00%, 2/21/25	UZS	7,000,000	575
Suriname (0.9%)
Sovereign (0.9%)
Suriname Government International Bond, 9.25%, 10/26/26 (b)(c)		$2,587	2,361
12.88%, 12/30/23 (a)(b)(c)		946	883
			3,244
Thailand (3.0%)
Sovereign (3.0%)
Thailand Government Bond, 1.59%, 12/17/35	THB	70,000	1,603
1.60%, 12/17/29 - 6/17/35		70,328	1,725
1.88%, 6/17/49		50,000	938
2.00%, 6/17/42		226,000	4,896
3.30%, 6/17/38		50,000	1,343
			10,505
Uruguay (2.9%)
Sovereign (2.9%)
Uruguay Government International Bond, 3.88%, 7/2/40	UYU	153,416	3,895
8.50%, 3/15/28 (a)		69,890	1,668
9.75%, 7/20/33		160,157	3,994
Uruguay Monetary Regulation Bill, 0.00%, 7/3/24		15,950	375
			9,932
	Face Amount (000)		Value (000)
Uzbekistan (4.9%)
Corporate Bonds (1.4%)
Ipoteka-Bank ATIB, 16.00%, 4/16/24	UZS	10,170,000	$820
Uzbek Industrial & Construction Bank ATB via Daryo Finance BV, 18.75%, 6/15/25		48,515,300	3,877
			4,697
Senior Loan Interests (1.1%)
Europe Asia Investment Finance BV, 18.70%, 7/21/26	UZS	51,573,170	3,930
Sovereign (2.4%)
Republic of Uzbekistan International Bond, 14.00%, 7/19/24		45,910,000	3,749
16.25%, 10/12/26		55,720,000	4,577
			8,326
			16,953
Zambia (0.8%)
Sovereign (0.8%)
Zambia Government Bond, 11.00%, 1/25/26 - 6/28/26	ZMW	44,154	1,745
12.00%, 6/28/28 - 11/29/28		9,000	290
13.00%, 1/25/31		15,270	430
13.00%, 12/27/31		1,070	29
14.00%, 4/24/32		3,515	99
			2,593
TOTAL FIXED INCOME SECURITIES (Cost $339,593)			309,626
SHORT-TERM INVESTMENTS (10.3%)
U.S. Treasury Security (2.6%)
U.S. Treasury Bill, 5.57%, 4/18/24 (Cost $9,076) (d)		$9,308	9,075

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2023

Portfolio of Investments (cont'd)

(Showing Percentage of Total Value of Investments)

	Shares	Value (000)
Investment Company (7.7%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (See Note F) (Cost $26,614)	26,613,919	$26,614
TOTAL SHORT-TERM INVESTMENTS (Cost $35,690)		35,689
TOTAL INVESTMENTS EXCLUDING PURCHASED OPTIONS (99.9%) (COST $375,283)		345,315
TOTAL PURCHASED OPTIONS OUTSTANDING (0.1%) (COST $163)		127
TOTAL INVESTMENTS (100%) (Cost $375,446) (e)(f)		345,442
LIABILITIES IN EXCESS OF OTHER ASSETS		(14,211)
NET ASSETS		$331,231

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(b)  Issuer in bankruptcy.

(c)  Non-income producing security; bond in default.

(d)  Rate shown is the yield to maturity at October 31, 2023.

(e)  Securities are available for collateral in connection with open foreign currency forward exchange contracts, futures contracts and swap agreements.

(f)  At October 31, 2023, the aggregate cost for federal income tax purposes is approximately $379,007,000. The aggregate gross unrealized appreciation is approximately $5,561,000 and the aggregate gross unrealized depreciation is approximately $43,087,000, resulting in net unrealized depreciation of approximately $37,526,000.

Foreign Currency Forward Exchange Contracts:

The Fund had the following foreign currency forward exchange contracts open at October 31, 2023:

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
Australia & New Zealand Banking Group Ltd.	INR	60,000		$722	12/20/23	$3
Barclays Bank PLC	EUR	1,905	HUF	813,165	1/30/24	198
Barclays Bank PLC	ILS	4,522		$1,147	11/13/23	28
Barclays Bank PLC	MYR	1,700		$365	12/20/23	7
Barclays Bank PLC	TRY	69,301		$1,809	9/20/24	2
Barclays Bank PLC	TRY	16,168		$460	6/21/24	(— @)
Barclays Bank PLC	TRY	17,879		$466	9/23/24	1
Barclays Bank PLC		$9,352	BRL	46,152	12/4/23	(232)
Barclays Bank PLC		$195	CLP	174,945	12/20/23	(— @)
Barclays Bank PLC		$3,639	MYR	16,938	12/20/23	(73)
Barclays Bank PLC		$4,700	MYR	21,876	12/20/23	(94)
Barclays Bank PLC		$1,892	TRY	69,301	9/20/24	(84)
Barclays Bank PLC		$478	TRY	16,168	6/21/24	(18)
Barclays Bank PLC		$481	TRY	17,879	9/23/24	(16)
Barclays Bank PLC		$1,176	ZAR	22,600	12/20/23	32
BNP Paribas SA	CNH	74,000		$10,186	12/20/23	74
BNP Paribas SA	EUR	447	HUF	182,066	1/11/24	24
BNP Paribas SA	EUR	493	HUF	201,134	1/11/24	27
BNP Paribas SA	EUR	1,152	HUF	451,667	12/20/23	19
BNP Paribas SA	EUR	3,074	HUF	1,204,948	12/20/23	51

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2023

Portfolio of Investments (cont'd)

Foreign Currency Forward Exchange Contracts: (cont'd)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
BNP Paribas SA	EUR	2,089	PLN	9,760	12/20/23	$99
BNP Paribas SA	EUR	8,815	PLN	41,191	12/20/23	418
BNP Paribas SA	HUF	447,251	EUR	1,141	12/20/23	(19)
BNP Paribas SA	IDR	12,141,100		$778	12/20/23	14
BNP Paribas SA	ILS	10,132		$2,563	11/28/23	54
BNP Paribas SA	ILS	9,055		$2,293	11/24/23	50
BNP Paribas SA	INR	652,100		$7,808	12/20/23	(15)
BNP Paribas SA	PEN	8,119		$2,184	12/20/23	74
BNP Paribas SA	PLN	5,560	EUR	1,190	12/20/23	(56)
BNP Paribas SA		$2,695	ILS	10,132	11/28/23	(186)
BNP Paribas SA		$2,501	ILS	9,495	12/20/23	(145)
BNP Paribas SA		$1,095	MXN	19,276	12/20/23	(34)
Citibank NA	AMD	74,630		$187	9/6/24	13
Citibank NA	AMD	225,194		$554	9/16/24	30
Citibank NA	CNH	4,210		$583	12/20/23	8
Citibank NA	CZK	123,300	EUR	4,974	12/20/23	(30)
Citibank NA	EUR	1,429	HUF	574,800	1/11/24	57
Citibank NA	MXN	15,000		$861	12/20/23	35
Citibank NA		$56	BRL	279	12/4/23	(1)
Citibank NA		$6,644	MXN	118,846	12/20/23	(103)
Citibank NA		$7,274	MXN	132,492	12/20/23	19
Citibank NA		$1,768	PEN	6,868	12/20/23	16
Citibank NA		$142	THB	5,000	12/20/23	(2)
Citibank NA		$9,774	THB	344,000	12/20/23	(162)
Citibank NA	UYU	43,278		$1,108	12/20/23	32
Citibank NA	UYU	86,652		$2,223	12/20/23	68
Citibank NA	ZAR	20,900		$1,101	12/20/23	(15)
Credit Agricole CIB	IDR	216,015,580		$14,041	12/20/23	447
Goldman Sachs International	BRL	8,570		$1,736	12/4/23	43
Goldman Sachs International	BRL	6,600		$1,276	12/4/23	(28)
Goldman Sachs International	COP	15,751,829		$3,808	12/20/23	22
Goldman Sachs International	COP	2,017,400		$482	12/20/23	(3)
Goldman Sachs International	CZK	10,301	EUR	419	12/20/23	1
Goldman Sachs International	CZK	2,025	EUR	82	12/20/23	— @
Goldman Sachs International	EUR	561	CZK	13,814	12/20/23	(1)
Goldman Sachs International	EUR	504	CZK	12,405	12/20/23	(1)
Goldman Sachs International	EUR	3,835	CZK	94,303	12/20/23	(10)
Goldman Sachs International	EUR	4,271	CZK	105,016	12/20/23	(11)
Goldman Sachs International	EUR	771	HUF	302,285	12/20/23	13
Goldman Sachs International	EUR	289	HUF	113,309	12/20/23	5
Goldman Sachs International	EUR	452	HUF	176,739	12/20/23	6
Goldman Sachs International	EUR	1,206	HUF	471,501	12/20/23	17
Goldman Sachs International	EUR	1,119	HUF	437,521	12/20/23	15
Goldman Sachs International	EUR	2,986	HUF	1,167,210	12/20/23	40

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2023

Portfolio of Investments (cont'd)

Foreign Currency Forward Exchange Contracts: (cont'd)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
Goldman Sachs International	EUR	333	PLN	1,500	12/20/23	$3
Goldman Sachs International	EUR	524	PLN	2,451	12/20/23	25
Goldman Sachs International	EUR	2,214	PLN	10,343	12/20/23	105
Goldman Sachs International	HUF	111,813	EUR	285	12/20/23	(5)
Goldman Sachs International	HUF	174,806	EUR	447	12/20/23	(6)
Goldman Sachs International	HUF	430,855	EUR	1,102	12/20/23	(15)
Goldman Sachs International	MXN	227,358		$12,785	12/20/23	272
Goldman Sachs International	MYR	2,060		$456	11/15/23	24
Goldman Sachs International	PEN	10,469		$2,811	12/20/23	91
Goldman Sachs International	PEN	4,952		$1,289	12/20/23	3
Goldman Sachs International	PLN	1,390	EUR	297	12/20/23	(14)
Goldman Sachs International		$196	CLP	174,946	12/20/23	(1)
Goldman Sachs International		$462	COP	1,910,000	12/20/23	(3)
Goldman Sachs International		$1,194	ILS	4,522	11/13/23	(75)
Goldman Sachs International		$12,854	MXN	228,586	12/20/23	(273)
Goldman Sachs International		$326	MXN	5,665	12/20/23	(14)
Goldman Sachs International		$2,140	MYR	9,660	11/15/23	(110)
Goldman Sachs International		$1,603	MYR	7,452	12/20/23	(33)
Goldman Sachs International		$2,070	MYR	9,624	12/20/23	(43)
Goldman Sachs International		$772	TRY	22,230	12/8/23	(9)
Goldman Sachs International	ZAR	10,347		$539	12/20/23	(14)
Goldman Sachs International	ZAR	10,544		$550	12/20/23	(14)
Goldman Sachs International	ZAR	2,806		$146	12/20/23	(4)
Goldman Sachs International	ZAR	11,032		$575	12/20/23	(15)
Goldman Sachs International	ZAR	41,458		$2,160	12/20/23	(56)
Goldman Sachs International	ZAR	40,684		$2,119	12/20/23	(54)
Goldman Sachs International	ZAR	855		$45	12/20/23	(1)
Goldman Sachs International	ZAR	5,601		$293	12/20/23	(6)
Goldman Sachs International	ZAR	9,073		$474	12/20/23	(11)
Goldman Sachs International	ZAR	5,043		$264	12/20/23	(6)
Goldman Sachs International	ZAR	16,767		$876	12/20/23	(20)
Goldman Sachs International	ZAR	18,625		$973	12/20/23	(22)
Goldman Sachs International	ZAR	2,842		$148	12/20/23	(3)
Goldman Sachs International	ZAR	30,167		$1,576	12/20/23	(36)
Goldman Sachs International	ZAR	8,619		$452	12/20/23	(9)
Goldman Sachs International	ZAR	5,321		$279	12/20/23	(6)
Goldman Sachs International	ZAR	812		$43	12/20/23	(1)
Goldman Sachs International	ZAR	4,790		$251	12/20/23	(5)
HSBC Bank PLC	EUR	289	HUF	113,309	12/20/23	5
HSBC Bank PLC	EUR	771	HUF	302,285	12/20/23	13
HSBC Bank PLC	HUF	111,813	EUR	285	12/20/23	(5)
HSBC Bank PLC		$767	IDR	12,070,000	12/20/23	(7)
HSBC Bank PLC		$2,730	ILS	10,320	11/24/23	(175)
HSBC Bank PLC		$501	THB	18,500	12/20/23	16

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2023

Portfolio of Investments (cont'd)

Foreign Currency Forward Exchange Contracts: (cont'd)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
HSBC Bank PLC		$711	ZAR	13,495	12/20/23	$10
HSBC Bank PLC		$358	ZAR	6,747	12/20/23	3
HSBC Bank PLC	ZAR	10,469		$546	12/20/23	(14)
HSBC Bank PLC	ZAR	10,668		$556	12/20/23	(14)
HSBC Bank PLC	ZAR	2,839		$148	12/20/23	(4)
HSBC Bank PLC	ZAR	5,601		$293	12/20/23	(7)
HSBC Bank PLC	ZAR	855		$45	12/20/23	(1)
HSBC Bank PLC	ZAR	9,073		$474	12/20/23	(11)
HSBC Bank PLC	ZAR	5,043		$263	12/20/23	(6)
HSBC Bank PLC	ZAR	18,625		$973	12/20/23	(23)
HSBC Bank PLC	ZAR	16,767		$876	12/20/23	(20)
HSBC Bank PLC	ZAR	2,842		$148	12/20/23	(3)
HSBC Bank PLC	ZAR	30,167		$1,575	12/20/23	(37)
HSBC Bank PLC	ZAR	812		$43	12/20/23	(1)
HSBC Bank PLC	ZAR	5,321		$279	12/20/23	(6)
HSBC Bank PLC	ZAR	8,619		$452	12/20/23	(9)
HSBC Bank PLC	ZAR	4,790		$251	12/20/23	(5)
HSBC Bank PLC	ZAR	13,523		$709	12/20/23	(14)
HSBC Bank PLC	ZAR	15,021		$787	12/20/23	(16)
HSBC Bank PLC	ZAR	2,292		$120	12/20/23	(2)
HSBC Bank PLC	ZAR	24,331		$1,275	12/20/23	(25)
JPMorgan Chase Bank NA	BRL	41,508		$8,295	11/3/23	62
JPMorgan Chase Bank NA	CLP	600,000		$667	12/20/23	(1)
JPMorgan Chase Bank NA	CLP	3,691,004		$4,105	12/20/23	(8)
JPMorgan Chase Bank NA	EUR	512	CZK	12,600	12/20/23	(1)
JPMorgan Chase Bank NA	EUR	420	RON	2,100	12/20/23	2
JPMorgan Chase Bank NA	ILS	7,586		$1,934	12/20/23	52
JPMorgan Chase Bank NA	ILS	1,264		$320	11/24/23	7
JPMorgan Chase Bank NA	ILS	1,909		$484	12/20/23	10
JPMorgan Chase Bank NA	PEN	24,468		$6,578	12/20/23	221
JPMorgan Chase Bank NA	PEN	4,314		$1,160	12/20/23	39
JPMorgan Chase Bank NA	PEN	11,372		$3,057	12/20/23	103
JPMorgan Chase Bank NA	PEN	10,315		$2,773	12/20/23	93
JPMorgan Chase Bank NA	PEN	1,818		$489	12/20/23	16
JPMorgan Chase Bank NA	PEN	4,793		$1,289	12/20/23	43
JPMorgan Chase Bank NA	PLN	6,430	EUR	1,385	12/20/23	(55)
JPMorgan Chase Bank NA	RON	4,400	EUR	883	12/20/23	(1)
JPMorgan Chase Bank NA	RON	11,400	EUR	2,280	12/20/23	(9)
JPMorgan Chase Bank NA	RON	2,570	EUR	514	12/20/23	(2)
JPMorgan Chase Bank NA	TRY	28,567		$887	3/20/24	(5)
JPMorgan Chase Bank NA		$8,238	BRL	41,508	1/3/24	(62)
JPMorgan Chase Bank NA		$8,207	BRL	41,508	11/3/23	26
JPMorgan Chase Bank NA		$3,699	CLP	3,326,715	12/20/23	7
JPMorgan Chase Bank NA		$542	MXN	9,413	12/20/23	(24)

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2023

Portfolio of Investments (cont'd)

Foreign Currency Forward Exchange Contracts: (cont'd)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
JPMorgan Chase Bank NA		$5,856	MXN	106,608	12/20/23	$12
JPMorgan Chase Bank NA		$140	NGN	118,852	6/20/24	(27)
JPMorgan Chase Bank NA		$4,664	PEN	18,100	12/20/23	39
JPMorgan Chase Bank NA		$341	TRY	9,781	12/8/23	(5)
JPMorgan Chase Bank NA		$1,267	TRY	36,343	12/8/23	(20)
JPMorgan Chase Bank NA		$915	TRY	28,567	3/20/24	(23)
JPMorgan Chase Bank NA		$630	UZS	7,827,844	11/7/23	8
JPMorgan Chase Bank NA		$503	UZS	6,315,325	1/10/24	(1)
JPMorgan Chase Bank NA		$1,839	UZS	23,672,156	4/19/24	(29)
JPMorgan Chase Bank NA		$573	UZS	7,827,844	11/1/24	(6)
JPMorgan Chase Bank NA	UZS	7,827,844		$639	11/6/23	— @
JPMorgan Chase Bank NA	ZAR	41,230		$2,150	12/20/23	(53)
JPMorgan Chase Bank NA	ZAR	40,460		$2,110	12/20/23	(52)
JPMorgan Chase Bank NA	ZAR	10,972		$572	12/20/23	(14)
Standard Chartered Bank	BRL	36,624		$7,300	11/3/23	36
Standard Chartered Bank	BRL	44,281		$8,756	11/3/23	(27)
Standard Chartered Bank	EUR	452	HUF	176,739	12/20/23	6
Standard Chartered Bank	EUR	1,206	HUF	471,501	12/20/23	17
Standard Chartered Bank	EUR	1,130	HUF	441,848	12/20/23	16
Standard Chartered Bank	EUR	3,014	HUF	1,178,753	12/20/23	42
Standard Chartered Bank	HUF	174,806	EUR	447	12/20/23	(6)
Standard Chartered Bank	HUF	433,077	EUR	1,107	12/20/23	(15)
Standard Chartered Bank	KRW	4,795,000		$3,621	12/20/23	61
Standard Chartered Bank	PEN	3,164		$849	12/20/23	27
Standard Chartered Bank	PEN	6,807		$1,826	12/20/23	57
Standard Chartered Bank	PEN	1,200		$322	12/20/23	10
Standard Chartered Bank	PEN	5,055		$1,315	12/20/23	2
Standard Chartered Bank		$6,436	BRL	31,770	12/4/23	(158)
Standard Chartered Bank		$8,878	BRL	44,281	11/3/23	(95)
Standard Chartered Bank		$7,250	BRL	36,624	1/3/24	(36)
Standard Chartered Bank		$7,242	BRL	36,624	11/3/23	23
Standard Chartered Bank		$731	ZAR	13,856	12/20/23	9
State Street Bank and Trust Co.	CNH	690		$95	12/20/23	— @
State Street Bank and Trust Co.	EUR	563		$591	11/3/23	(5)
State Street Bank and Trust Co.	EUR	2,544		$2,668	11/3/23	(24)
State Street Bank and Trust Co.	EUR	1,754		$1,840	11/3/23	(16)
State Street Bank and Trust Co.	EUR	282		$295	11/3/23	(3)
State Street Bank and Trust Co.	EUR	2,562		$2,686	11/3/23	(25)
State Street Bank and Trust Co.	EUR	284		$297	11/3/23	(3)
State Street Bank and Trust Co.	EUR	1,766		$1,852	11/3/23	(17)
State Street Bank and Trust Co.	EUR	567		$595	11/3/23	(6)
State Street Bank and Trust Co.		$14,778	CNH	107,775	12/20/23	(50)
State Street Bank and Trust Co.		$7,245	EUR	6,907	11/3/23	64
State Street Bank and Trust Co.		$7,442	EUR	7,098	11/3/23	69

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2023

Portfolio of Investments (cont'd)

Foreign Currency Forward Exchange Contracts: (cont'd)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
State Street Bank and Trust Co.		$8,785	MXN	152,453	12/20/23	$(394)
State Street Bank and Trust Co.		$2,322	ZAR	44,000	12/20/23	29
State Street Bank and Trust Co.		$358	ZAR	6,747	12/20/23	3
UBS AG	BRL	33,851		$6,693	11/3/23	(21)
UBS AG	CZK	2,025	EUR	82	12/20/23	— @
UBS AG	CZK	10,168	EUR	413	12/20/23	1
UBS AG	CZK	24,000		$1,046	12/20/23	13
UBS AG	EUR	562	CZK	13,814	12/20/23	(1)
UBS AG	EUR	504	CZK	12,405	12/20/23	(1)
UBS AG	EUR	1,408	CZK	34,636	12/20/23	(3)
UBS AG	EUR	1,264	CZK	31,103	12/20/23	(2)
UBS AG	EUR	379	CZK	9,383	12/20/23	1
UBS AG	EUR	3,072	HUF	1,204,948	12/20/23	53
UBS AG	EUR	1,152	HUF	451,667	12/20/23	20
UBS AG	EUR	2,215	PLN	10,343	12/20/23	102
UBS AG	EUR	525	PLN	2,451	12/20/23	24
UBS AG	EUR	2,084	PLN	9,738	12/20/23	99
UBS AG	EUR	8,794	PLN	41,098	12/20/23	417
UBS AG	HUF	447,251	EUR	1,140	12/20/23	(20)
UBS AG	IDR	26,731,000		$1,698	12/20/23	16
UBS AG	PLN	1,390	EUR	298	12/20/23	(14)
UBS AG	PLN	5,560	EUR	1,190	12/20/23	(56)
UBS AG	THB	16,000		$440	12/20/23	(7)
UBS AG		$6,788	BRL	33,851	11/3/23	(74)
UBS AG		$195	CLP	174,945	12/20/23	(— @)
UBS AG		$195	CLP	174,945	12/20/23	(1)
UBS AG		$195	CLP	174,946	12/20/23	(1)
UBS AG		$390	CLP	349,891	12/20/23	(— @)
UBS AG		$16,556	IDR	260,648,354	12/20/23	(154)
UBS AG		$19,874	KRW	26,357,000	12/20/23	(305)
UBS AG		$2,329	MXN	40,551	12/20/23	(97)
UBS AG		$178	THB	6,300	12/20/23	(2)
UBS AG		$13,088	THB	464,012	12/20/23	(123)
UBS AG	ZAR	14,984		$786	12/20/23	(15)
UBS AG	ZAR	2,286		$120	12/20/23	(2)
UBS AG	ZAR	13,489		$707	12/20/23	(14)
UBS AG	ZAR	24,270		$1,272	12/20/23	(24)
						$(254)

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2023

Portfolio of Investments (cont'd)

Call Options Purchased:

The Fund had the following call options purchased open at October 31, 2023:

Counterparty	Description	Strike Price	Expiration Date	Number of Contracts	Notional Amount (000)	Value (000)	Premiums Paid (000)	Unrealized Depreciation (000)
BNP Paribas SA	USD/CNH	7.30	Jan-24	14,400,000	$14,400	$127	$163	$(36)

Call Options Written:

The Fund had the following call options written open at October 31, 2023:

Counterparty	Description	Strike Price		Expiration Date	Number of Contracts	Notional Amount (000)	Value (000)	Premiums Received (000)	Unrealized Appreciation (000)
BNP Paribas SA	USD/CNH	CNH	7.50	Jan-26	(14,400,000)	$14,400	$(33)	$(53)	$20

Futures Contracts:

The Fund had the following futures contracts open at October 31, 2023:

	Number of Contracts	Expiration Date	Notional Amount (000)	Value (000)	Unrealized Appreciation (000)
Short:
U.S. Treasury 5 yr. Note (United States)	37	Dec-23	$(3,700)	$(3,866)	$13
U.S. Treasury 10 yr. Note (United States)	2	Dec-23	(200)	(212)	8
					$21

Interest Rate Swap Agreements:

The Fund had the following interest rate swap agreements open at October 31, 2023:

Swap Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Payment Frequency Paid/ Received	Maturity Date	Notional Amount (000)		Value (000)	Upfront Payment Received (000)	Unrealized Appreciation (Depreciation) (000)
Morgan Stanley & Co. LLC*	JIBAR	Receive	8.94%	Quarterly/ Quarterly	12/20/28	ZAR	35,635	$(17)	$—	$(17)
Morgan Stanley & Co. LLC*	WIBOR	Receive	6.02	Semi-Annual/ Semi-Annual	12/21/27	PLN	10,000	(177)	—	(177)
Morgan Stanley & Co. LLC*	WIBOR	Receive	5.85	Semi-Annual/ Semi-Annual	12/21/32		9,110	(193)	—	(193)
Morgan Stanley & Co. LLC*	CLICP	Receive	5.56	Semi-Annual/ Semi-Annual	12/20/33	CLP	1,900,000	26	—	26
Morgan Stanley & Co. LLC*	WIBOR	Receive	5.56	Semi-Annual/ Semi-Annual	12/21/27	PLN	13,330	(169)	—	(169)
Morgan Stanley & Co. LLC*	CLICP	Receive	5.23	Semi-Annual/ Semi-Annual	9/20/33	CLP	9,574,800	237	—	237
Morgan Stanley & Co. LLC*	CNRR	Pay	2.29	Quarterly/ Quarterly	9/20/28	CNY	161,600	(112)	—	(112)

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2023

Portfolio of Investments (cont'd)

Interest Rate Swap Agreements: (cont'd)

Swap Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Payment Frequency Paid/ Received	Maturity Date	Notional Amount (000)		Value (000)	Upfront Payment Received (000)	Unrealized Appreciation (Depreciation) (000)
Morgan Stanley & Co. LLC*	CNRR	Pay	2.42%	Quarterly/ Quarterly	12/21/27		284,209	$110	$—	$110
Morgan Stanley & Co. LLC*	CNRR	Pay	2.43	Quarterly/ Quarterly	9/20/28		11,240	2	—	2
Morgan Stanley & Co. LLC*	CNRR	Pay	2.44	Quarterly/ Quarterly	12/20/28		89,100	5	—	5
Morgan Stanley & Co. LLC*	CNRR	Pay	2.48	Quarterly/ Quarterly	9/20/28		14,400	6	—	6
Morgan Stanley & Co. LLC*	CNRR	Pay	2.5	Quarterly/ Quarterly	6/21/28		34,000	23	—	23
Morgan Stanley & Co. LLC*	THOR	Pay	2.68	Quarterly/ Quarterly	6/21/33	THB	120,000	(157)	—	(157)
Morgan Stanley & Co. LLC*	THOR	Pay	2.95	Quarterly/ Quarterly	12/20/28		251,200	22	—	22
Morgan Stanley & Co. LLC*	3 Month KSDA	Pay	3.32	Quarterly/ Quarterly	6/21/33	KRW	4,500,000	(221)	—	(221)
Morgan Stanley & Co. LLC*	3 Month KSDA	Pay	3.59	Quarterly/ Quarterly	9/20/33		7,265,000	(240)	—	(240)
Morgan Stanley & Co. LLC*	3 Month KSDA	Pay	3.61	Quarterly/ Quarterly	6/21/28		13,120,000	(196)	—	(196)
Morgan Stanley & Co. LLC*	PRIBO	Pay	3.94	Semi-Annual/ Annual	9/20/33	CZK	24,972	(52)	—	(52)
Morgan Stanley & Co. LLC*	PRIBO	Pay	3.96	Semi-Annual/ Annual	9/20/33		49,943	(101)	—	(101)
Morgan Stanley & Co. LLC*	PRIBO	Pay	3.96	Semi-Annual/ Annual	9/20/33		75,085	(150)	—	(150)
Morgan Stanley & Co. LLC*	PRIBO	Pay	3.96	Semi-Annual/ Annual	9/20/33		20,700	(42)	—	(42)
Morgan Stanley & Co. LLC*	PRIBO	Pay	4.15	Semi-Annual/ Annual	9/20/28		37,900	(28)	—	(28)
Morgan Stanley & Co. LLC*	PRIBO	Pay	4.33	Semi-Annual/ Annual	12/20/33		13,430	(6)	—	(6)
Morgan Stanley & Co. LLC*	WIBOR	Pay	5.16	Semi-Annual/ Annual	6/21/28	PLN	17,000	47	—	47
Morgan Stanley & Co. LLC*	WIBOR	Pay	5.26	Semi-Annual/ Annual	6/12/28		40,000	152	—	152
Morgan Stanley & Co. LLC*	MIBOR	Pay	6.73	Semi-Annual/ Semi-Annual	12/20/25	INR	1,917,000	30	—	30
Morgan Stanley & Co. LLC*	MIBOR	Pay	6.74	Semi-Annual/ Semi-Annual	12/20/25		526,000	10	—	10

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2023

Portfolio of Investments (cont'd)

Interest Rate Swap Agreements: (cont'd)

Swap Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Payment Frequency Paid/ Received	Maturity Date	Notional Amount (000)		Value (000)	Upfront Payment Received (000)	Unrealized Appreciation (Depreciation) (000)
Morgan Stanley & Co. LLC*	1 Month TIIE	Pay	8.21%	Monthly/ Monthly	7/13/33	MXN	90,000	$(460)	$—	$(460)
Morgan Stanley & Co. LLC*	1 Month TIIE	Pay	8.73	Monthly/ Monthly	4/17/28		17,300	(38)	—	(38)
Morgan Stanley & Co. LLC*	PIBR	Pay	8.91	Quarterly/ Quarterly	12/20/33	COP	5,699,000	(16)	—	(16)
Morgan Stanley & Co. LLC*	JIBAR	Pay	8.94	Quarterly/ Quarterly	12/20/28	ZAR	35,635	17	(2)	19
Morgan Stanley & Co. LLC*	1 Month TIIE	Pay	9.14	Monthly/ Monthly	9/4/28	MXN	170,000	(230)	—	(230)
Morgan Stanley & Co. LLC*	1 Month TIIE	Pay	9.19	Monthly/ Monthly	2/18/28		19,700	(26)	—	(26)
Morgan Stanley & Co. LLC*	BRL-CDI	Pay	9.99	Maturity/ Maturity	1/4/27	BRL	30,000	(265)	—	(265)
Morgan Stanley & Co. LLC*	BRL-CDI	Pay	10.02	Maturity/ Maturity	1/4/27		30,200	(275)	—	(275)
Morgan Stanley & Co. LLC*	BRL-CDI	Pay	10.4	Maturity/ Maturity	1/2/25		50,500	(107)	—	(107)
Morgan Stanley & Co. LLC*	BRL-CDI	Pay	10.5	Maturity/ Maturity	1/2/25		50,500	(95)	—	(95)
Morgan Stanley & Co. LLC*	BRL-CDI	Pay	10.52	Maturity/ Maturity	1/2/25		48,911	(91)	—	(91)
Morgan Stanley & Co. LLC*	BRL-CDI	Pay	10.52	Maturity/ Maturity	1/2/25		51,089	(94)	—	(94)
Morgan Stanley & Co. LLC*	BRL-CDI	Pay	10.6	Maturity/ Maturity	1/2/25		17,160	(39)	—	(39)
Morgan Stanley & Co. LLC*	BRL-CDI	Pay	10.96	Maturity/ Maturity	1/2/25		162,000	(94)	—	(94)
Morgan Stanley & Co. LLC*	BRL-CDI	Pay	11.29	Maturity/ Maturity	7/1/24		168,200	(103)	—	(103)
Morgan Stanley & Co. LLC*	BRL-CDI	Pay	13.24	Maturity/ Maturity	1/2/24		215,000	68	—	68
Morgan Stanley & Co. LLC*	BRL-CDI	Pay	14.52	Maturity/ Maturity	1/2/24		82,920	228	—	228
								$(2,811)	$(2)	$(2,809)

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2023

Portfolio of Investments (cont'd)

@  Value is less than $500.

*  Cleared swap agreement, the broker is Morgan Stanley & Co. LLC.

AMD —  Armenian Dram

BRL —  Brazilian Real

CLP —  Chilean Peso

CNH —  Chinese Yuan Renminbi Offshore

CNY —  Chinese Yuan Renminbi

COP —  Colombian Peso

CZK —  Czech Koruna

DOP —  Dominican Peso

EUR —  Euro

HUF —  Hungarian Forint

IDR —  Indonesian Rupiah

ILS —  Israeli Shekel

INR —  Indian Rupee

KRW —  South Korean Won

LKR —  Sri Lankan Rupee

MXN —  Mexican Peso

MYR —  Malaysian Ringgit

NGN —  Nigerian Naira

PEN —  Peruvian Nuevo Sol

PLN —  Polish Zloty

RON —  Romanian New Leu

RSD —  Serbia Dinar

THB —  Thai Baht

TRY —  Turkish Lira

USD —  United States Dollar

UYU —  Uruguay Peso

UZS —  Uzbekistan Som

ZAR —  South African Rand

ZMW —  Zambian Kwacha

Portfolio Composition

Classification	Percentage of Total Investments
Sovereign	86.9%
Short-Term Investments	10.3
Other*	2.8
Total Investments	100.0	%**

*  Industries and/or investment types representing less than 5% of total investments.

**  Does not include open futures contracts with a value of approximately $4,078,000 and total unrealized appreciation of approximately $21,000. Does not include open foreign currency forward exchange contracts with net unrealized depreciation of approximately $254,000. Also does not include open swap agreements with net unrealized depreciation of approximately $2,809,000.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2023

Financial Statements

Statement of Assets and Liabilities	October 31, 2023 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $348,832)	$318,828
Investment in Security of Affiliated Issuer, at Value (Cost $26,614)	26,614
Total Investments in Securities, at Value (Cost $375,446)	345,442
Foreign Currency, at Value (Cost $3,632)	3,616
Interest Receivable	6,233
Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	4,589
Tax Reclaim Receivable	1,406
Receivable for Variation Margin on Swap Agreements	729
Due from Broker	360
Receivable for Variation Margin on Futures Contracts	67
Receivable from Affiliate	67
Other Assets	46
Total Assets	362,555
Liabilities:
Payable for Line of Credit	23,604
Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	4,843
Due to Broker	1,501
Payable to Bank	492
Deferred Capital Gain Country Tax	351
Payable for Advisory Fees	297
Payable for Custodian Fees	69
Payable for Professional Fees	64
Options Written, at Value (Premiums Received $53)	33
Payable for Administration Fees	24
Payable for Stockholder Servicing Agent Fees	3
Other Liabilities	43
Total Liabilities	31,324
Net Assets
Applicable to 65,258,486 Issued and Outstanding $0.01 Par Value Shares (100,000,000 Shares Authorized)	$331,231
Net Asset Value Per Share	$5.08
Net Assets Consist of:
Common Stock	$653
Paid-in-Capital	521,872
Total Accumulated Loss	(191,294)
Net Assets	$331,231

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2023

Financial Statements (cont'd)

Statement of Operations	Year Ended October 31, 2023 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuer (Net of $401 of Foreign Taxes Withheld)	$28,703
Dividends from Security of Affiliated Issuer (Note F)	525
Total Investment Income	29,228
Expenses:
Advisory Fees (Note B)	3,966
Interest Expense on Line of Credit (Note G)	2,931
Administration Fees (Note C)	317
Custodian Fees (Note D)	278
Line of Credit Commitment Fees (Note G)	233
Professional Fees	208
Stockholder Reporting Expenses	68
Stockholder Servicing Agent Fees	15
Directors' Fees and Expenses	9
Other Expenses	77
Total Expenses	8,102
Rebate from Morgan Stanley Affiliate (Note F)	(22)
Net Expenses	8,080
Net Investment Income	21,148
Realized Gain (Loss):
Investments Sold (Net of $367 of Capital Gain Country Tax)	(17,623)
Foreign Currency Forward Exchange Contracts	(77)
Foreign Currency Translation	659
Futures Contracts	396
Options Written	3
Swap Agreements	(1,411)
Net Realized Loss	(18,053)
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Increase in Deferred Capital Gain Country Tax of $24)	41,694
Foreign Currency Forward Exchange Contracts	(5,126)
Foreign Currency Translation	325
Futures Contracts	(491)
Options Written	20
Swap Agreements	(2,031)
Net Change in Unrealized Appreciation (Depreciation)	34,391
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	16,338
Net Increase in Net Assets Resulting from Operations	$37,486

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2023

Financial Statements (cont'd)

Statements of Changes in Net Assets	Year Ended October 31, 2023 (000)	Year Ended October 31, 2022 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$21,148	$19,765
Net Realized Loss	(18,053)	(122,690)
Net Change in Unrealized Appreciation (Depreciation)	34,391	17,122
Net Increase (Decrease) in Net Assets Resulting from Operations	37,486	(85,803)
Dividends and Distributions to Stockholders	(2,332)	—
Paid-in-Capital	(18,629)	(21,456)
Capital Share Transactions:
Repurchase of Shares (729,071 and 104,568 shares)	(3,355)	(573)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(3,355)	(573)
Total Increase (Decrease)	13,170	(107,832)
Net Assets:
Beginning of Period	318,061	425,893
End of Period	$331,231	$318,061

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2023

Financial Statements (cont'd)

Statement of Cash Flows	Year Ended October 31, 2023 (000)
Cash Flows From Operating Activities:
Net Increase in Net Assets Resulting from Operations	$37,486
Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:
Proceeds from (Payments on) Sales and Maturities of Long-Term Investments	286,247
Proceeds from (Payments on) Foreign Currency Forward Exchange Contracts, Foreign Currency Transactions, Futures Contracts and Swap Agreements	(2,574)
Proceeds from (Payments on) Purchases of Long-Term Investments	(216,461)
Net (Increase) Decrease in Short-Term Investments	(16,383)
Net (Increase) Decrease in Receivable for Variation Margin on Futures Contracts and Swap Agreements	(619)
Net (Increase) Decrease in Interest Receivable	1,421
Net (Increase) Decrease in Receivables Related to Operations	(410)
Net Increase (Decrease) in Advisory Fees Payable	(28)
Net Increase (Decrease) in Interest Payable	70
Net Increase (Decrease) in Payables Related to Operations	451
Net Realized (Gain) Loss for Investments Sold, Foreign Currency Forward Exchange Contracts, Foreign Currency Translation, Futures Contracts, Options Written and Swap Agreements	18,053
Net Change in Unrealized Appreciation (Depreciation) for Investments, Foreign Currency Forward Exchange Contracts, Foreign Currency Translation, Futures Contracts, Options Written and Swap Agreements	(34,391)
Accretion/Amortization of Discounts and Premiums	(3,652)
Net Cash Provided by (Used for) Operating Activities	69,210
Cash Flows From Financing Activities:
Cash Paid for Line of Credit	(63,500)
Cash Received for Line of Credit	20,000
Cash Paid for Repurchase of Shares	(3,355)
Cash Distribution Paid	(20,961)
Net Cash Provided by (Used for) Financing Activities	(67,816)
Net Increase (Decrease) in Cash	1,394
Cash and Foreign Currency at Beginning of Period*	1,730
Cash and Foreign Currency at End of Period*	$3,124
Supplemental Disclosure of Cash Flow Information:
Interest Paid on Line of Credit during the Period	$2,861

* Includes cash of approximately $319,000 and $0, foreign currency of approximately $1,411,000 and $3,616,000 and bank overdraft of $0 and $492,000 as of October 31, 2022 and October 31, 2023, respectively.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2023

Financial Highlights

Selected Per Share Data and Ratios

	Year Ended October 31,
	2023		2022		2021		2020		2019
Net Asset Value, Beginning of Period	$4.82		$6.44		$6.75		$7.63		$7.25
Net Investment Income(1)	0.32		0.30		0.31		0.37		0.51
Net Realized and Unrealized Gain (Loss)	0.25		(1.59)		(0.23)		(0.79)		0.45
Total from Investment Operations	0.57		(1.29)		0.08		(0.42)		0.96
Distributions from and/or in excess of:
Net Investment Income	(0.04)		—		(0.14)		—		—
Paid-in-Capital	(0.28)		(0.33)		(0.25)		(0.46)		(0.59)
Total Distributions	(0.32)		(0.33)		(0.39)		(0.46)		(0.59)
Anti-Dilutive Effect of Share Repurchase Program	0.01		0.00	(2)	—		—		0.01
Net Asset Value, End of Period	$5.08		$4.82		$6.44		$6.75		$7.63
Per Share Market Value, End of Period	$4.33		$4.04		$5.77		$5.59		$6.95
TOTAL INVESTMENT RETURN:(3)
Market Value	14.77%		(24.96)%		9.98%		(13.13)%		23.78%
Net Asset Value	12.64%		(19.78)%		1.66%		(4.45)%		14.71%
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)	$331,231		$318,061		$425,893		$446,354		$504,034
Ratio of Expenses to Average Net Assets	2.32	%(4)	2.12	%(4)	1.90	%(4)	2.26	%(4)	3.14	%(4)
Ratio of Expenses to Average Net Assets Excluding Interest Expense	1.47	%(4)	1.55	%(4)	1.53	%(4)	1.57	%(4)	1.68	%(4)
Ratio of Net Investment Income to Average Net Assets	6.05	%(4)	5.34	%(4)	4.45	%(4)	5.31	%(4)	6.68	%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.00	%(5)	0.00	%(5)	0.01%		0.01%
Portfolio Turnover Rate	56%		67%		42%		41%		36%

(1)  Per share amount is based on average shares outstanding.

(2)  Amount is less than $0.005 per share.

(3)  Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a stockholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund. Total returns are based upon the market value and net asset value on the last business day of each period.

(4)  The Ratio of Expenses and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2023

Notes to Financial Statements

The Morgan Stanley Emerging Markets Domestic Debt Fund, Inc. (the "Fund") was incorporated in Maryland on January 25, 2007 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "Act"). The Fund's primary investment objective is to seek a high level of current income, with a secondary investment objective of long-term capital appreciation.

The Fund applies investment company accounting and reporting guidance Accounting Standards Codification ("ASC") Topic 946. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the Fund's Statement of Assets and Liabilities through the date that the financial statements were issued.

A.  Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) Fixed income securities may be valued by an outside pricing service/vendor approved by the Fund's Board of Directors ("the Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics If Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Limited ("MSIM Limited")(the "Sub-Adviser"), each a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor does not reflect the security's fair value or is unable to provide a price, prices from reputable brokers/dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from reputable brokers/dealers; (2) when market quotations are not readily available, as defined by Rule 2a-5 under the Act, including circumstances under which the Adviser or the Sub-Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures approved by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors, Adviser or the Sub-Adviser by using a pricing service and/or procedures approved by the Directors; (3) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. Unlisted options are valued at the mean between their latest bid and ask prices from a broker/dealer or valued by a pricing service/vendor; (4) futures are valued at the settlement price on the exchange on which they trade or, if a settlement price is unavailable, at the last sale price on the exchange; (5) over-the-counter ("OTC") swaps may be valued by an outside pricing service approved by the Directors or quotes from a broker/dealer. Swaps cleared on a clearinghouse or exchange may be valued using the closing price provided by the clearinghouse or exchange; (6) foreign exchange transactions ("spot contracts") and foreign exchange forward contracts ("forward contracts") are valued

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2023

Notes to Financial Statements (cont'd)

daily using an independent pricing vendor at the spot and forward rates, respectively, as of the close of the NYSE; and (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

  In connection with Rule 2a-5 of the Act, the Directors have designated the Fund's Adviser as its valuation designee. The valuation designee has responsibility for determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Fund's Adviser, as valuation designee, has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") ASC 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the price that would be received to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

  The following is a summary of the inputs used to value the Fund's investments as of October 31, 2023:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Corporate Bonds	$—	$5,734	$—	$5,734
Senior Loan Interests	—	3,930	—	3,930

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2023

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets: (cont'd)
Fixed Income Securities (cont'd)
Sovereign	$—	$299,962	$—	$299,962
Total Fixed Income Securities	—	309,626	—	309,626
Call Options Purchased	—	127	—	127
Short-Term Investments
U.S. Treasury Security	—	9,075	—	9,075
Investment Company	26,614	—	—	26,614
Total Short-Term Investments	26,614	9,075	—	35,689
Foreign Currency Forward Exchange Contracts	—	4,589	—	4,589
Futures Contracts	21	—	—	21
Interest Rate Swap Agreements	—	985	—	985
Total Assets	26,635	324,402	—	351,037
Liabilities:
Call Option Written	—	(33)	—	(33)
Foreign Currency Forward Exchange Contracts	—	(4,843)	—	(4,843)
Interest Rate Swap Agreements	—	(3,794)	—	(3,794)
Total Liabilities	—	(8,670)	—	(8,670)
Total	$26,635	$315,732	$—	$342,367

  Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

  Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

  Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2023

Notes to Financial Statements (cont'd)

trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

  A significant portion of the Fund's net assets consist of securities of issuers located in emerging markets, which are denominated in foreign currencies. Such securities may be concentrated in a limited number of countries and regions and may vary throughout the year. Changes in currency exchange rates will affect the value of securities and investment income from foreign currency denominated securities. Emerging market securities are often subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the U.S. In addition, emerging market issuers may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

4.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. To the extent the Fund invests in derivative instruments that the Adviser believes have economic characteristics similar to such securities, including, but not limited to, emerging market currency derivatives and swap agreements, such investments will be counted for purposes of meeting the Fund's 80% policy. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid, risks arising from margin and payment requirements, risks arising from mispricing or valuation complexity and operational and legal risks. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-tomarket each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

  Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

  Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

  Options: With respect to options, the Fund is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Fund buys an option, it buys a legal

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2023

Notes to Financial Statements (cont'd)

contract giving it the right to buy or sell a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium paid by the Fund. The Fund may purchase and/or sell put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Statement of Assets and Liabilities. Premium paid for purchasing options which expired are treated as realized losses. If the Fund sells an option, it sells to another party the right to buy from or sell to the Fund a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed upon price during a period of time or on a specified date typically in exchange for a premium received by the Fund. The Fund may write call and put options on stock indexes, futures, securities or currencies it owns or in which it may invest. Writing put options tend to increase the Fund's exposure to the underlying instrument. Writing call options tend to decrease the Fund's exposure to the underlying instruments. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability. Any liability recorded is subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the net realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. When options are purchased OTC, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

  Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2023

Notes to Financial Statements (cont'd)

contracts can be highly volatile, using futures contracts can lower total return and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time.

  Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Fund also entered into contracts with banks, brokers/dealers to purchase or sell foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

  Swaps: The Fund may enter into OTC swap contracts or cleared swap transactions. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Fund's ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for OTC swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. During the period swap agreements are open, payments are received

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2023

Notes to Financial Statements (cont'd)

from or made to the counterparty or clearing-house based on changes in the value of the contract or variation margin, respectively. The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis based on the type of market participant and U.S. Commodities Futures Trading Commission ("CFTC") approval of contracts for central clearing and exchange trading.

  The Fund may enter into interest rate swaps which is an agreement between two parties to exchange their respective commitments to pay or receive interest. Interest rate swaps are generally entered into on a net basis. Interest rate swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of market loss with respect to interest rate swaps is typically limited to the net amount of interest payments that the Fund is contractually obligated to make.

  When the Fund has an unrealized loss on a swap agreement, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. If applicable, cash collateral is included with "Due from (to) Broker" in the Statement of Assets and Liabilities.

  Upfront payments paid or received by the Fund will be reflected as an asset or liability, respectively, in the Statement of Assets and Liabilities.

  FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

  The following tables set forth the fair value of the Fund's derivative contracts by primary risk exposure as of October 31, 2023:

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$4,589
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	21	(a)
Swap Agreements	Variation Margin on Swap Agreements	Interest Rate Risk	985	(a)
Purchased Options	Investments, at Value (Purchased Options)	Currency Risk	127	(b)
Total			$5,722
	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$(4,843)
Swap Agreements	Variation Margin on Swap Agreements	Interest Rate Risk	(3,794	)(a)
Options Written	Investments, at Value (Options Written)	Currency Risk	(33)
Total			$(8,670)

  (a)This amount represents the cumulative appreciation (depreciation) as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day's net variation margin.

  (b)Amount is included in Investments in Securities in the Statement of Assets and Liabilities.

  The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2023

Notes to Financial Statements (cont'd)

the year ended October 31, 2023 in accordance with ASC 815:

Net Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(77)
Interest Rate Risk	Futures Contracts	396
Interest Rate Risk	Swap Agreements	(1,411)
Currency Risk	Investments (Purchased Options)	(207	)(a)
Currency Risk	Options Written	3
Total		$(1,296)

  (a)Amounts are included in Realized Gain (Loss) on Investments Sold in the Statement of Operations.

Net Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(5,126)
Interest Rate Risk	Futures Contracts	(491)
Interest Rate Risk	Swap Agreements	(2,031)
Currency Risk	Investments (Purchased Options)	(36	)(a)
Currency Risk	Options Written	20
Total		$(7,664)

  (a)Amounts are included in Change in Unrealized Appreciation (Depreciation) on Investments in the Statement of Operations.

  At October 31, 2023, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives(a)	Assets(b) (000)		Liabilities(b) (000)
Foreign Currency Forward Exchange Contracts	$4,589		$(4,843)
Purchased Options	127	(c)	—
Options Written	—		(33)
Total	$4,716		$(4,876)

  (a)Excludes exchange-traded derivatives.

  (b)Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

  (c)Amount is included in Investments in Securities in the Statement of Assets and Liabilities.

  The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2023

Notes to Financial Statements (cont'd)

These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

  The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of October 31, 2023:

Gross Amounts Not Offset in the Statement of Assets and Liabilities

Counterparty	Gross Asset Derivatives Presented in the Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received(a) (000)	Net Amount (not less than $0) (000)
Australia & New Zealand Banking Group Ltd.	$3	$—	$—	$3
Barclays Bank PLC	268	(268)	—	0
BNP Paribas SA	1,031	(488)	—	543
Citibank NA	278	(278)	—	0
Credit Agricole CIB	447	—	—	447
Goldman Sachs International	685	(685)	—	0
HSBC Bank PLC	47	(47)	—	0
JPMorgan Chase Bank NA	740	(398)	(342)	0

Gross Amounts Not Offset in the Statement of Assets and Liabilities

Counterparty	Gross Asset Derivatives Presented in the Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received(a) (000)	Net Amount (not less than $0) (000)
Standard Chartered Bank	$306	$(306)	$—	$0
State Street Bank and Trust Co.	165	(165)	—	0
UBS AG	746	(746)	—	0
Total	$4,716	$(3,381)	$(342)	$993

Gross Amounts Not Offset in the Statement of Assets and Liabilities

Counterparty	Gross Liability Derivatives Presented in the Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Pledged(a) (000)	Net Amount (not less than $0) (000)
Barclays Bank PLC	$517	$(268)	$(249)	$0
BNP Paribas SA	488	(488)	—	0
Citibank NA	313	(278)	—	35
Goldman Sachs International	938	(685)	(253)	0
HSBC Bank PLC	405	(47)	—	358
JPMorgan Chase Bank NA	398	(398)	—	0
Standard Chartered Bank	337	(306)	—	31
State Street Bank and Trust Co.	543	(165)	—	378
UBS AG	937	(746)	—	191
Total	$4,876	$(3,381)	$(502)	$993

  (a)In some instances, the actual collateral received or pledged may be more than the amount shown here due to overcollateralization.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2023

Notes to Financial Statements (cont'd)

  For the year ended October 31, 2023, the average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:

Average monthly principal amount	$418,833,000

Futures Contracts:

Average monthly notional value	$3,390,000

Purchased Options:

Average monthly notional amount	$18,760,000

Swap Agreements:

Average monthly notional amount	$257,289,000

Written Options:

Average monthly notional amount	$13,200,000

5.  Indemnifications: The Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

6.  Dividends and Distributions to Stockholders: Dividends and distributions to stockholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, if any, are distributed at least annually.

7.  Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis except where collection is in doubt and is recorded net of foreign withholding tax. Dividends and distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes.

B.  Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, calculated weekly and payable monthly, at an annual rate of 1.00% of the Fund's average weekly managed assets.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Adviser, a wholly-owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Fund with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

C.  Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average weekly managed net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D.  Custodian Fees: State Street (the "Custodian") and its affiliate serve as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

E.  Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2023

Notes to Financial Statements (cont'd)

unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended October 31, 2023 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2023 and 2022 was as follows:

2023 Distributions Paid From:		2022 Distributions Paid From:
Ordinary Income (000)	Paid-in- Capital (000)	Ordinary Income (000)	Paid-in- Capital (000)
$2,332	$18,629	$—	$21,456

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions, the timing of the deductibility of certain expenses and the recognition of premium amortization.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended October 31, 2023.

At October 31, 2023, the Fund had no distributable earnings on a tax basis.

At October 31, 2023, the Fund had available for federal income tax purposes unused short-term and long-term capital losses of approximately $15,085,000 and $138,665,000, respectively, that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the stockholders.

F.  Security Transactions and Transactions with Affiliates: For the year ended October 31, 2023, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $213,853,000 and $281,260,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended ended October 31, 2023.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Fund"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended October 31, 2023, advisory fees paid were reduced by approximately $22,000 relating to the Fund's investment in the Liquidity Fund.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2023

Notes to Financial Statements (cont'd)

A summary of the Fund's transactions in shares of affiliated investments during the year ended October 31, 2023 is as follows:

Affiliated Investment Company	Value October 31, 2022 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Fund	$8,418	$567,146	$548,950	$525
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value October 31, 2023 (000)
Liquidity Fund	$—	$—	$26,614

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended October 31, 2023, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

G.  Credit Facility: The Fund will use the proceeds from the use of leverage to purchase additional securities consistent with the Fund's investment objectives, policies and strategies. The Fund has entered into an agreement with State Street as Administrative Agent and sole lender to provide a revolving line of credit facility ("Facility") in the amount of $200,000,000. Prior to June 30, 2023, the loans under the Facility bore interest at the rate of London Interbank Offered Rate ("LIBOR") for the applicable interest period plus a spread. Effective June 30, 2023, the Facility began bearing interest at the rate of Secured Overnight Financing Rate ("SOFR") plus a spread. The Facility also has a commitment fee of 0.15% of the unused portion of the Facility. The average borrowings and interest rate for the year ended October 31, 2023 were approximately $47,060,000 and 6.23%, respectively. During the same period, the Fund incurred approximately $2,931,000 in interest expense associated with the outstanding loans and commitment fee of approximately $233,000. The loan's carrying value in the Fund's Statement of Assets and Liabilities approximates its fair value. The loan value as of the reporting date is considered level 2 under the fair value hierarchy.

H.  Other: As permitted by the Fund's offering prospectus, on January 10, 2008, the Fund commenced a share repurchase program for purposes of enhancing stockholder value and reducing the discount at which the Fund's NAV, shares trade from their NAV. During the year ended October 31, 2023, the Fund repurchased 729,071 of its shares at an average discount of 13.90% from NAV. Since the inception of the program, the Fund has repurchased 8,059,250 of its shares at an average discount of 14.71% from NAV. The Directors regularly monitor the Fund's share repurchase program as part of their review and consideration of the Fund's premium/discount history. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Directors.

At October 31, 2023, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 14.1%.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2023

Notes to Financial Statements (cont'd)

I.  Results of Annual Meeting of Stockholders (unaudited): On June 22, 2023, an annual meeting of the Fund's stockholders was held for the purpose of voting on the following matter, the results of which were as follows:

Election of Directors by all stockholders:

	For	Against
Frances L. Cashman	49,315,154	7,799,167
Kathleen A. Dennis	49,159,291	7,955,030
Joseph J. Kearns	44,651,702	12,462,619
Patricia A. Maleski	49,177,268	7,937,053

J.  Market Risk: An investment in the Fund is based on the values of the Fund's investments, which may change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. The risks associated with these developments may be magnified if social, political, economic and other conditions and events (such as war, natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions) adversely interrupt the global economy and financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund's investments, adversely affect and increase the volatility of the Fund's share price and exacerbate pre-existing risks to the Fund. The occurrence, duration and extent of these or other types of adverse economic and market conditions and uncertainty over the long term cannot be reasonably projected or estimated at this time. The ultimate impact of public health emergencies or other adverse economic or market developments and the extent to which the associated conditions impact the Fund and its investments will also depend on other future developments, which are highly uncertain, difficult to accurately predict and subject to change at any time.

The financial performance of the Fund's investments (and, in turn, the Fund's investment results) as well as their liquidity may be adversely affected because of these and similar types of factors and developments.

K.  LIBOR Discontinuance or Unavailability Risk: The London Interbank Offering Rate ("LIBOR") was a leading floating rate benchmark used in loans, notes, derivatives and other instruments or investments. As a result of benchmark reforms, publication of most LIBOR settings has ceased. Some LIBOR settings continue to be published but only on a temporary, synthetic and non-representative basis. Regulated entities have generally ceased entering into new LIBOR contracts in connection with regulatory guidance or prohibitions. Public and private sector actors have worked to establish new or alternative reference rates to be used in place of LIBOR. Certain loans, notes, derivatives, and other instruments or investments held by the Fund may be impacted by the foregoing. There is no assurance that the composition or characteristics of any such new or alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR , which may affect the value or liquidity or return on certain of the Fund's investments and result in costs incurred in connection with closing out positions and entering into new trades.

Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of hedges placed against, instruments whose terms currently include (or previously included) LIBOR. While some LIBOR-based instruments contemplated a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, there may be significant uncertainty regarding the effectiveness of any such alternative methodologies to replicate or replace LIBOR. Some of the Fund's investments may be so-called "tough legacy" LIBOR instruments which may not have effective alternative rate-setting provisions or may involve counterparties who are unwilling to

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2023

Notes to Financial Statements (cont'd)

add or exercise rights under alternative rate-setting provisions in such instruments. On March 15, 2022, the Adjustable Interest Rate (LIBOR) Act was signed into law. This law provides a statutory fallback mechanism on a nationwide basis to replace U.S. Dollar LIBOR with a benchmark rate that is selected by the Board of Governors of the Federal Reserve System based on the Secured Overnight Financing Rate ("SOFR") for tough legacy contracts. On February 27, 2023, the final rule in connection with this law became effective, establishing benchmark replacements based on SOFR and Term SOFR (a forward-looking measurement of market expectations of SOFR implied from certain derivatives markets) for applicable tough legacy contracts governed by U.S. law. In addition, the FCA has announced that it will require the publication of the one-month, three-month and six-month U.S. Dollar LIBOR settings on the basis of a changed methodology (known as "synthetic LIBOR"), after June 30, 2023 through at least September 30, 2024, addressing non-U.S. law governed U.S. Dollar LIBOR instruments, but this synthetic LIBOR will be designated by the FCA as unrepresentative of the underlying market that it seeks to measure and will be solely available for use in legacy transactions. The transition of investments from LIBOR to a new or replacement rate as a result of amendment, application of existing fallbacks, statutory requirements, the application of synthetic LIBOR or otherwise may also result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. In addition, a liquid market for newly-issued instruments that use a reference rate other than LIBOR is still developing. There may also be challenges for the Fund to enter into hedging transactions against such newly-issued instruments until a market for such hedging transactions more fully develops. All of the aforementioned may adversely affect the Fund's investments (including their volatility, value and liquidity) and, as a result, the performance or NAV.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2023

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of
Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Emerging Markets Domestic Debt Fund, Inc. (the "Fund"), including the portfolio of investments, as of October 31, 2023, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at October 31, 2023, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
December 22, 2023

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2023

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board reviewed similar information and factors regarding the Sub-Adviser, to the extent applicable. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Administrator under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. The Adviser, Sub-Adviser and Administrator together are referred to as the "Adviser" and the advisory, sub-advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as prepared by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as prepared by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2022, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was better than its peer group average for the one, three, and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as prepared by Broadridge. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. When a fund's management fee and/or its total expense ratio are higher than its peers, the Board and the Adviser discuss the reasons for this and, where appropriate, they discuss possible waivers and/or caps. The Board noted that the Fund's contractual management fee was higher than its peer group average and actual management fee and total expense ratio were lower than its peer group averages. After discussion, the Board concluded that the Fund's performance, management fee and total expense ratio were competitive with its peer group averages.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2023

Investment Advisory Agreement Approval (unaudited) (cont'd)

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which does not include breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board considered that, with respect to closed-end funds, the assets are not likely to grow with new sales or grow significantly as a result of capital appreciation. The Board concluded that economies of scale for the Fund were not a factor that needed to be considered at the present time.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2023

Investment Advisory Agreement Approval (unaudited) (cont'd)

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2023

Portfolio Management (unaudited)

The Fund is managed by members of the Emerging Markets Debt team. The team consists of portfolio managers, analysts and traders. For the period of the report, the members of the team jointly and primarily responsible for the day-to-day management of the Fund were Sahil Tandon, a Managing Director of the Sub-Adviser, Brian Shaw and Patrick Campbell, each an Executive Director of the Adviser. Mr. Tandon has been associated with the Sub-Adviser in an investment management capacity since August 2019. Prior to August 2019, Mr. Tandon was associated with the Adviser in an investment capacity from 2004. Mr. Tandon began managing the Fund in October 2015. Mr. Shaw has been associated with the Adviser or its affiliates in an investment management capacity since December 2008. Mr. Campbell has been associated with the Adviser or its affiliates in an investment management capacity since June 2008.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2023

Investment Policy (unaudited)

The Fund's investment objectives may be changed without stockholder approval; however, stockholders will be notified in writing of any changes at least 60 days' prior to any change. The Fund seeks to achieve its investment objectives by investing, under normal circumstances, at least 80% of its managed assets in emerging markets domestic debt. The Fund's investment process incorporates information about environmental, social and governance issues (also referred to as ESG) via an integrated approach within the investment team's fundamental investment analysis framework. The Adviser may engage with management of certain issuers regarding corporate governance practices as well as what the Adviser deems to be materially important environmental and/or social issues facing a company. To the extent the Fund invests in derivative instruments that the Adviser believes have economic characteristics similar to such securities, including, but not limited to, emerging market currency derivatives and swap agreements, such investments will be counted for purposes of meeting the Fund's 80% policy.

Emerging markets domestic debt refers to debt obligations of issuers located in emerging market countries that are denominated in the local currency. "Managed Assets" means the total assets of the Fund, which includes any proceeds from the issuance by the Fund of preferred shares and other borrowings for investment purposes, minus the sum of accrued liabilities (other than indebtedness attributable to leverage). The debt obligations currently include (i) Sovereign Debt Obligations and (ii) debt obligations of non-governmental issuers located in emerging markets, including bonds, convertible securities and commercial paper. For purposes of the Fund's policies, an issuer is located in an emerging market country if (i) the principal trading market for its securities is in an emerging market country, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in an emerging market country or countries or (iii) it is a government entity of, is organized under the laws of, or has a principal office in, an emerging market country. Certain of the issuers that fall within categories (ii) and (iii) above may or may not have a principal trading market in an emerging market country and, while exposing the Fund's assets to the economic benefits of investing in an emerging market country, may not do so to the same extent as an issuer with a principal trading market in an emerging market country. Emerging market countries are countries that the World Bank has determined to have a low or middle-income economy. Emerging market countries may include any country in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. The Fund's organizational documents provide no limit on the percentage of the Fund's Managed Assets that may be invested in a single country. The Fund may invest in emerging market countries such as Indonesia, Malaysia, Thailand, the Czech Republic, Hungary, Poland, Russia, Slovakia, Turkey, South Africa, Brazil, Chile, Colombia, Mexico and Peru. The Fund may invest, without limitation, in securities that are rated below investment grade by a nationally recognized statistical rating organization or unrated securities that are deemed to be of comparable quality by the Adviser. Debt securities rated below investment grade are commonly known as "junk bonds" and are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. The Fund's holdings may range in maturity from overnight to 30 years or more. The Fund may also invest in warrants, structured investments or other Strategic Transactions, which may be used to maintain exposure of at least 80% of its assets to debt obligations of issuers located in emerging market countries that are denominated in the local currency. Under certain limited circumstances, the Fund's investments may be all or substantially all invested in warrants, structured investments or other Strategic Transactions.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2023

Investment Policy (unaudited) (cont'd)

In addition, the Fund may invest up to 20% of its Managed Assets in Strategic Transactions, which will not be used to maintain exposure of at least 80% of its assets to debt obligations of issuers located in emerging market countries that are denominated in the local currency, and in currencies of emerging market countries and other types of investments, including shares of open- and closed-end investment companies, common stocks, bonds, convertible securities, money market and short-term debt securities and cash equivalents. The Fund's 80% policy may be changed without stockholder approval; however, stockholders will be notified in writing of any changes at least 60 days' prior to any change.

The Fund's Investments

The Fund will invest primarily in debt obligations of issuers located in emerging market countries that are denominated in the local currency. The Adviser will implement a multi-phase investment process, with an emphasis on sovereign economic fundamentals, to assess sovereign risk and the relative valuations of currencies and interest rates in emerging market countries. As part of its assessment, the Adviser will analyze a country's political, economic and social environment. The Adviser will focus on change at the margin rather than taking static snapshots of economic variables and will seek to interpret events and forces in their early stages and to assess their impact on individual emerging market countries.

The Adviser implements a top down assessment of the global economic environment and the sensitivity of emerging economies in general to worldwide events. The Adviser will analyze economic factors, including governmental policies (fiscal, monetary and exchange rates regimes) and objectives (GDP growth, inflation, external accounts, debt serviceability). In selecting the Fund's investments, the Adviser analyzes the ability of an emerging market country's government to formulate and implement fiscal and economic policies; socio-political factors, including political risks, election calendars, human development and social stability; and exchange rate and interest rate valuation. In addition, the Adviser analyzes long-term equilibrium real exchange rates, utilizing a proprietary econometric model that considers the impact of various fundamental variables, including productivity differentials, terms of trade and external positions. The Adviser will utilize a proprietary interest rate and yield curve valuation model to identify investment opportunities. The Fund's investments include:

Portfolio Composition

Sovereign Debt Obligations. Debt obligations known as "sovereign debt" are obligations of governmental issuers in emerging market countries that are denominated in the local currency of the country of issuance and industrialized countries. "Sovereign Debt Obligations" include (i) debt securities issued or guaranteed by governments, government agencies or instrumentalities and political subdivisions, (ii) debt securities issued by government owned, controlled or sponsored entities, (iii) interests in entities organized and operated for the purposes of restructuring the investment characteristics of instruments issued by any of the above issuers or (iv) participation in loans between emerging market governments and financial institutions.

Corporate Debt Obligations. The Fund may invest in debt obligations of non-governmental issuers located in emerging market countries and denominated in the local currency. Corporate debt obligations generally represent an issuer's obligation to repay to the investor (or lender) the amount borrowed plus interest over a specified time period. A typical corporate bond specifies a fixed date

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2023

Investment Policy (unaudited) (cont'd)

when the amount borrowed (principal) is due in full, known as the maturity date, and specifies dates when periodic interest (coupon) payments will be made over the life of the security.

Corporate debt obligations come in many varieties and may differ in the way that interest is calculated, the amount and frequency of payments, the type of collateral, if any, and the presence of special features (e.g., conversion rights). The Fund's investments in corporate debt obligations currently will include, but are not limited to, fixed rate, floating rate, zero coupon and inflation linked bonds and notes. The Fund may invest in convertible bonds and warrant structures, which are fixed income securities with imbedded warrants which are exercisable into other debt or equity securities, provided that upon conversion of such securities into equity securities, such equities are promptly disposed of.

Other Debt Obligations. The Fund may invest up to 20% of its Managed Assets in debt obligations other than those of issuers located in emerging market countries and denominated in the local currency, including, but not limited to, eurobonds, Yankee dollar obligations, global bonds and Brady Bonds.

Currency. The Fund is no longer limited to investing 20% of its Managed Assets in currencies of selected emerging market countries.

Loan Participations and Assignments. The Fund may invest in fixed and floating rate loans arranged through private negotiations between an issuer of Sovereign Debt Obligations and one or more financial institutions. The Fund's investments in Loans in most instances will be in the form of participations in Loans or assignments of all or a portion of Loans from third parties. The Fund's investment in Participations typically will result in the Fund having a contractual relationship only with the Lender and not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower.

When the Fund purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. The assignability of certain Sovereign Debt Obligations is restricted by the governing documentation as to the nature of the assignee such that the only way in which the Fund may acquire an interest in a Loan is through a Participation and not an Assignment.

Derivatives

The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to seek to earn income. Derivative instruments used by the Fund will be counted towards the Fund's exposure in the types of securities listed herein to the extent they have economic characteristics similar to such securities. A derivative is a financial instrument whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2023

Investment Policy (unaudited) (cont'd)

value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid, risks arising from margin and payment requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments, risks arising from mispricing or valuation complexity and operational and legal risks. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. In addition, proposed regulatory changes by the SEC relating to a closed-end fund's use of derivatives could potentially limit or impact the Fund's ability to invest in derivatives and adversely affect the value or performance of the Fund or its derivative investments.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objective, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund may use and their associated risks:

Foreign Currency Forward Exchange Contracts. In connection with its investments in foreign securities, the Fund also may enter into contracts with banks, brokers/dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. The Fund may also invest in non-deliverable foreign currency forward exchange contracts ("NDFs"). NDFs are similar to other foreign currency forward exchange contracts, but do not require or permit physical delivery of currency upon settlement. Instead, settlement is made in cash based on the difference between the contracted exchange rate and the spot foreign exchange rate at settlement. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency and proxy hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk that such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that currency contracts create exposure to currencies in which the Fund's securities are not denominated. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2023

Investment Policy (unaudited) (cont'd)

Futures. A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase or decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has open positions in the futures contract.

Loan Participation Notes. The Fund may invest in loan participation notes ("LPNs"), which are interests in loans or other direct debt instruments relating to amounts owed by a corporate, governmental or other borrower to another party. LPNs are notes issued through a special purpose vehicle for the purpose of funding or acquiring a loan to final obligor. LPNs are subject to the same risks as other debt obligations, which may include credit risk, interest rate risk, liquidity risk and market risk. LPNs have limited recourse to the issuer, to the extent of the amount received by the issuer from the ultimate borrower in paying the principal and interest amounts as defined under the loan agreement. The Fund may be exposed to the credit risk of both the lender and the borrower, and may not benefit from any collateral supporting the underlying loan.

Options. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument or foreign currency at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium paid by the Fund. If the Fund sells an option, it sells to another person the right to buy from or sell to the Fund a specific amount of the underlying instrument or foreign currency or futures contract on the underlying instrument or foreign currency at an agreed-upon price typically in exchange for a premium received by the Fund. When options are purchased over-the-counter ("OTC"), the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Structured Investments. The Fund also may invest a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Fund will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2023

Investment Policy (unaudited) (cont'd)

risks of the underlying investment and are subject to issuer or counterparty risk because the Fund is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Fund's illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities.

Swaps. The Fund may enter into OTC swap contracts or cleared swap transactions. An OTC swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Fund's ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for swaps. These OTC swaps are often subject to credit risk or the risk of default or non- performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. The Fund's use of swaps may include those based on the credit of an underlying security, commonly referred to as "credit default swaps." Where the Fund is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event of the issuer of the referenced debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it typically receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event of the issuer of the referenced debt obligation. The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.

Foreign and Emerging Market Securities

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. The value of the Fund's shares may vary widely in response to political and economic factors affecting companies in foreign countries. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2023

Investment Policy (unaudited) (cont'd)

Investments in foreign markets entail special risks such as currency, political (including geopolitical), economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate the Fund's ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the Fund's investments in such securities harder to value. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign investments may become less liquid or illiquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. Investments may also become less liquid or illiquid as a result of governmental, regulatory or other similar actions. When the Fund holds illiquid investments, its portfolio may be harder to value and the Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell such investments if they were more widely traded or liquid. As a result, the Fund may have to sell other investments or engage in borrowing or other similar transactions as necessary to raise funds to meet its obligations and the Fund's ability to make dividend distributions may be adversely affected. In addition, the Fund's investments that become less liquid or illiquid may also decline in value, potentially suddenly and significantly, thus adversely impacting the Fund. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries. In addition, the Fund's investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates.

Chinese Fixed-Income Investments

The Fund may invest in Chinese fixed-income securities traded in the China Interbank Bond Market ("CIBM") through the Bond Connect program ("Bond Connect"), which allows non-Chinese-domiciled investors (such as the Fund) to purchase certain fixed-income investments available in China's interbank bond market. Bond Connect utilizes the trading infrastructure of both Hong Kong and China. Bond Connect therefore is not available when there are trading holidays in Hong Kong. As a result, prices of securities purchased through Bond Connect may fluctuate at times when the Fund is unable to add to or exit its position. Securities offered via Bond Connect may lose their eligibility for trading through the program at any time, in which case they may be sold but could no longer be purchased through Bond Connect. Because Bond Connect is relatively new, its effects on the Chinese interbank bond are uncertain. In addition, the trading, settlement and IT systems required for non-Chinese investors in Bond Connect are relatively new and continuing to evolve. In the event that the relevant systems do not function properly, trading via Bond Connect could be disrupted, adversely affecting the ability of the Fund to acquire or dispose of securities through Bond Connect in a timely manner, which in turn could adversely impact the Fund's performance.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2023

Investment Policy (unaudited) (cont'd)

Bond Connect is subject to regulation by both Hong Kong and China. There can be no assurance that further regulations will not affect the availability of securities in the program, the frequency of redemptions or other limitations. In China, Bond Connect securities are held on behalf of ultimate investors (such as the Fund) by the Hong Kong Monetary Authority Central Money Markets Unit via accounts maintained with China's two clearinghouses for fixed-income securities. While Chinese regulators have affirmed that the ultimate investors hold a beneficial interest in Bond Connect securities, the law surrounding such rights continues to develop, and the mechanisms that beneficial owners may use to enforce their rights are untested and therefore pose uncertain risks, with legal and regulatory risks potentially having retroactive effect. Further, courts in China have limited experience in applying the concept of beneficial ownership, and the law surrounding beneficial ownership will continue to evolve as they do so. There is accordingly a risk that, as the law is tested and developed, the Fund's ability to enforce its ownership rights may be negatively impacted, which could expose the Fund to the risk of loss on such investments. The Fund may not be able to participate in corporate actions affecting Bond Connect securities due to time constraints or for other operational reasons, and payments of distributions could be delayed. Market volatility and potential lack of liquidity due to low trading volume of certain bonds may result in prices of those bonds fluctuating significantly; in addition, the bid-ask spreads of the prices of such securities may be large, and the Fund may therefore incur significant costs and suffer losses when selling such investments. More generally, bonds traded in CIBM may be difficult or impossible to sell, which could further impact the Fund's ability to acquire or dispose of such securities at their expected prices. Bond Connect trades are settled in Renminbi (RMB), the Chinese currency, and investors must have timely access to a reliable supply of RMB in Hong Kong, which cannot be guaranteed. Moreover, securities purchased through Bond Connect generally may not be sold, purchased or otherwise transferred other than through Bond Connect in accordance with applicable rules. Finally, uncertainties in the Chinese tax rules governing taxation of income and gains from investments via Bond Connect could result in unexpected tax liabilities for the Fund. The withholding tax treatment of dividends and capital gains payable to overseas investors currently is unsettled.

Environmental, Social and Governance Issues

The Fund's investment process incorporates information about environmental, social and governance issues (also referred to as ESG) via an integrated approach within the investment team's fundamental investment analysis framework. The Fund's Adviser may engage with management of certain issuers regarding corporate governance practices as well as what the Fund's Adviser deems to be materially important environmental and/or social issues facing a company.

Temporary Investments

The investment policies, limitations or practices of the Fund may not apply during periods of unusual or adverse market, economic, political or other conditions. Such market, economic, political or other conditions may include periods of abnormal or heightened market volatility, strained credit and/or liquidity conditions or increased governmental intervention in the markets or industries. During such periods, the Fund may not invest according to its principal investment strategies or in the manner in which its name may suggest, and may be subject to different and/or heightened risks. It is possible that such unusual or adverse conditions may continue for extended periods of time. During such periods, the Fund may, for temporary defensive purposes, reduce its holdings in debt obligations of issuers located in emerging markets countries that are denominated in the local currency and invest in certain liquid short-term (less than one year to maturity) and medium-term (not greater than five years to maturity) debt securities or hold cash. The short-term and medium-term debt securities in which the Fund may invest consist of (a) obligations of the U.S., emerging market or

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2023

Investment Policy (unaudited) (cont'd)

other foreign governments, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. or foreign banks denominated in any currency; (c) floating rate securities and other instruments denominated in any other currency issued by various governments or international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of United States, emerging market or other foreign corporations; and (e) repurchase agreements with banks and broker/dealers with respect to such securities. The Fund intends to invest for temporary defensive purposes only in short-term and medium-term debt securities that the Adviser believes to be of high quality, i.e., subject to relatively low risk of loss of interest or principal (there is currently no rating system for debt securities in certain emerging market countries in which the Fund may invest).

Strategic Transactions. The Fund may invest in warrants, structured investments and various other investment transactions described below, which will be marked-to-market and may be used to maintain exposure of at least 80% of its assets to debt obligations of issuers located in emerging market countries that are denominated in the local currency. To the extent that the Strategic Transactions are linked to the performance of debt obligations of issuers located in emerging market countries that are denominated in the local currency, they will be counted toward the 80% policy. The Fund may also invest up to 20% of its Managed Assets in Strategic Transactions to obtain equity exposure, earn income, facilitate portfolio management and seek to mitigate risks. Although the Adviser may seek to use these transactions to achieve the Fund's investment objectives, no assurance can be given that the use of these transactions will achieve this result.

The Fund may purchase warrants, notes or other structured investments from a financial institution, the return on which is linked to the performance of a particular market, index or security, which may or may not be related to the performance of debt obligations of issuers located in emerging market countries that are denominated in the local currency, as a means of gaining exposure to such markets or securities. The Fund may also purchase and sell other derivative instruments, including exchange-listed and over-the-counter put and call options on securities, including put and call options on swaps held by the Fund, financial futures contracts, debt and other interest rate indices, stock indices and other financial instruments, purchase and sell financial futures contracts and options on futures contracts, and may enter into swap transactions, such as interest rate swaps, total return swaps, credit default swaps, caps, floors or collars. These investments may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as the use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2023

Investment Policy (unaudited) (cont'd)

The Fund may, from time to time, seek to protect the value of some portion or all of its portfolio holdings against currency risks by engaging in currency hedging transactions. There is no limitation on the extent to which the Fund may engage in currency hedging transactions. Such transactions may include entering into forward currency exchange contracts, currency futures contracts and options on such futures contracts, as well as purchasing put or call options on currencies, in U.S. or foreign markets.

Money Market Instruments. Money market instruments are high quality short-term debt securities. Money market instruments in which the Fund may invest may include obligations of governments, government agencies, banks, including time deposits and certificates of deposit, corporations and special purpose entities and repurchase agreements relating to these obligations. Certain money market instruments may be denominated in a foreign currency.

Common Stock. Common stock generally represents an ownership or equity interest in an issuer, without preference over any other class of securities, including such issuer's debt securities, preferred stock and other senior equity securities. Common stocks are entitled to the income and increase in the value of the assets and business of the issuer after all its debt obligations and obligations to preferred stockholders are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. They may or may not pay dividends, as some issuers reinvest all of their profits back into their businesses, while others pay out some of their profits to stockholders as dividends.

Convertible Securities. Convertible securities are securities that may be exchanged under certain circumstances for a fixed number of common shares or other equity securities. Convertible securities generally represent a feature of some other type of security, such as a debt security or preferred stock, so that, for example, a convertible debt security would be a debt security that is convertible into common stock. Convertible securities may be viewed as an investment in the current security or the security into which the convertible securities may be exchanged and, therefore, are included in both the definitions of an equity security and a debt security.

The convertible securities in which the Fund may invest also include "exchangeable" and "synthetic" convertible securities. The Fund may also invest in traditional convertible securities whose conversion values are based on the common stock of the issuer of the convertible security, "synthetic" and "exchangeable" convertible securities are preferred stocks or debt obligations of an issuer which are combined with an equity component whose conversion value is based on the value of the common stock of a different issuer or a particular benchmark (which may include a foreign issuer or basket of foreign stocks, or a company whose stock is not yet publicly traded). In many cases, "synthetic" and "exchangeable" convertible securities are not convertible prior to maturity, at which time the value of the security is paid in cash by the issuer.

Other Registered Investment Companies. Subject to the limitations set forth in the Investment Company Act, the Fund may invest its assets in securities of other open- and closed-end investment companies, including affiliated registered investment companies. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company's expenses, and will remain subject to payment of the Fund's advisory and other fees and expenses with respect to assets so invested. Common stockholders will therefore be subject to duplicative expenses to the extent that the Fund invests in other investment companies. Expenses will be taken

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

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Investment Policy (unaudited) (cont'd)

into account when evaluating the investment merits of an investment in an investment company relative to available investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to certain leverage risks. The net asset value and market value of leveraged securities will be more volatile and the yield to stockholders will tend to fluctuate more than the yield generated by unleveraged securities. Investment companies may have investment policies that differ from those of the Fund.

Leverage. The Fund currently obtains leverage through the use of a credit facility and may in the future adjust the level of leverage obtained through the use of a credit facility. The Fund will use the proceeds from the use of leverage to purchase additional securities consistent with the Fund's investment objectives, policies and strategies. In addition, in the future, the Fund may issue preferred shares. There can be no assurance, however, that any preferred shares will actually be issued or that the Fund will enter into a credit facility. If issued, the preferred shares would have complete priority upon distribution of assets over the common shares. The Fund's Board will regularly review the Fund's use of leverage (i.e., the relative costs and benefits of leverage on the Fund's common shares) and review the alternative means to leverage (i.e., the relative benefits and costs of borrowing versus issuing preferred shares). In addition, the Fund may borrow from banks and other financial institutions and may also borrow additional funds through reverse repurchase agreements or dollar rolls or the issuance of short-term debt securities in an amount that, when combined with the value of any issued and outstanding preferred shares and any other borrowings, does not exceed 33 1/3% of its Managed Assets. These techniques are known as leverage and involve greater risks. The Fund's leveraging strategy may not be successful.

Other Investments

Zero Coupon Bonds. Certain debt obligations purchased by the Fund may take the form of zero coupon bonds. A zero coupon bond is a bond that does not pay interest either for the entire life of the obligation or for an initial period after the issuance of the obligation. When held to its maturity, its return comes from the difference between the purchase price and its maturity value. A zero coupon bond is normally issued and traded at a deep discount from face value. Zero coupon bonds allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently or in cash. The Fund would be required to distribute the income on any of these instruments as it accrues, even though the Fund will not receive all of the income on a current basis or in cash. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions to its stockholders.

Inflation Linked Bonds Risk. Inflation linked bonds are government-issued debt securities that offer an investor inflationary protection, by linking yields to the inflation rate.

Yankee Dollar Obligations, Eurobonds, Global Bonds. Certain debt obligations purchased by the Fund may take the forms of Yankee dollar obligations, eurobonds or global bonds. Yankee dollar obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign issuers, such as corporations and banks. A Eurobond is a bond issued in a currency other than the currency of the country or market in which it is issued. Global bonds are bonds that can be offered within multiple markets simultaneously. Unlike eurobonds, global bonds can be issued in local currency of the country of issuance.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2023

Investment Policy (unaudited) (cont'd)

Repurchase Agreements. The Fund may engage in repurchase agreements with broker/dealers, banks and other financial institutions to earn incremental income on temporarily available cash which would otherwise be uninvested. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements involve certain risks in the event of default by the other party. The Fund may enter into repurchase agreements with broker/dealers, banks and other financial institutions deemed to be creditworthy by the Adviser under guidelines approved by the Fund's Board of Directors. The Fund will not invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities held by the Fund, would exceed the Fund's limitation on illiquid securities described herein.

For the purpose of investing in repurchase agreements, the Adviser may aggregate the cash that certain funds advised or subadvised by the Adviser or certain of its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Fund than would be available to the Fund investing separately. The manner in which the joint account is managed is subject to conditions set forth in an exemptive order from the Securities and Exchange Commission permitting this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

Repurchase agreements are fully collateralized by the underlying securities and are considered to be loans under the Investment Company Act. The Fund pays for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement will be required to maintain the value of the underlying securities marked-to-market daily at not less than the repurchase price. The underlying securities (normally securities of emerging market countries, the U.S. government and their agencies or instrumentalities) may have maturity dates exceeding one year.

Reverse Repurchase Agreements. The Fund may borrow, to the extent permitted by the Investment Company Act, through entering into reverse repurchase agreements, under which, the Fund sells portfolio securities to financial institutions such as banks and broker/dealers and agrees to repurchase them at a particular date and price. Such agreements may be viewed as a speculative form of borrowing called leveraging. The Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.

Dollar Roll Transactions. The Fund may borrow, to the extent permitted by the Investment Company Act, through entering into dollar roll transactions. A dollar roll transaction involves a sale by the Fund of a mortgage-backed or other security concurrently with an agreement by the Fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Fund, and the income from these investments will generate income for the Fund. If such income does not exceed the income, capital

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2023

Investment Policy (unaudited) (cont'd)

appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what the performance would have been without the use of dollar rolls.

When-Issued and Delayed Delivery Securities. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis whereby the Fund buys or sells a security with payment and delivery taking place in the future. The payment obligation and the interest rate are fixed at the time the Fund enters into the commitment. No income accrues to the Fund on securities in connection with such transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. In addition, the Fund is subject to counterparty risk because it relies on the buyer or seller, as the case may be, to consummate the transaction, and failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when issued or delayed delivery basis may increase the volatility of the Fund's net asset value.

Mortgage-Backed Securities. One type of mortgage-backed security in which the Fund may invest is a mortgage pass-through security. These securities represent a participation interest in a pool of residential mortgage loans originated by governmental or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans. Mortgage pass-through securities may be collateralized by mortgages with fixed rates of interest or adjustable rates.

Mortgage-backed securities in which the Fund may invest have different risk characteristics than traditional debt securities. Although generally the value of fixed income securities increases during periods of falling interest rates and decreases during periods of rising rates, this is not always the case with mortgage-backed securities. This is due to the fact that principal on underlying mortgages may be prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates. Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on underlying mortgage pools. Rates of prepayment, faster or slower than expected by the Adviser, could reduce the Fund's yield, increase the volatility of the Fund and/or cause a decline in net asset value. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities.

Stripped Mortgage-Backed Securities. A type of mortgage-backed security in which the Fund may invest is a stripped mortgage-backed security ("SMBS"). SMBS are derivatives in the form of multi-class mortgage securities that may be issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. SMBS are usually

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2023

Investment Policy (unaudited) (cont'd)

structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). IOs tend to decrease in value substantially if interest rates decline and prepayment rates become more rapid. POs tend to decrease in value substantially if interest rates increase and the rate of repayment decreases. The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity from these securities and may result in losses. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories. SMBS are generally purchased and sold by institutional investors through several investment banking firms acting as brokers/dealers. Certain of these securities may be deemed "illiquid" and subject to the Fund's limitation on investing in illiquid securities.

Commercial Mortgaged-Backed Securities ("CMBS"). CMBS are generally multi-class or pass-through securities issued by special purpose entities that represent an undivided interest in a portfolio of mortgage loans backed by commercial properties, including, but not limited to, industrial and warehouse properties, office buildings, retail space and shopping malls, hotels, healthcare facilities, multifamily properties and cooperative apartments. Private lenders, such as banks or insurance companies, originate these loans and then sell the loans directly into a CMBS trust or other entity. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of the remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan or sale of this property. An extension of the final payment on commercial mortgages will increase the average life of the CMBS, generally resulting in a lower yield for discount bonds and a higher yield for premium bonds. Unlike most single family residential mortgages, commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid. The provisions generally impose significant prepayment penalties on loans and, in some cases, there may be prohibitions on principal prepayments for several years following origination.

CMBS are subject to credit risk and prepayment risk. Although prepayment risk is present, it is of a lesser degree in the CMBS than in the residential mortgage market; commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid (e.g. significant prepayment penalties on loans and, in some cases, prohibition on principal payments for several years following origination).

Private Placements and Restricted Securities. The Fund may invest in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or which are otherwise not readily marketable. These securities are generally referred to as private placements or restricted securities. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2023

Investment Policy (unaudited) (cont'd)

Short Sales. The Fund may participate in short sales. A short sale is a transaction in which a fund sells securities it owns or has the right to acquire at no added cost (i.e., "against the box") or does not own (but has borrowed) in anticipation of a decline in the market price of the securities. To deliver the securities to the buyer, the fund arranges through a broker to borrow the securities and, in so doing, the fund becomes obligated to replace the securities borrowed at their market price at the time of replacement. When selling short, the Fund intends to replace the securities at a lower price and therefore, profit from the difference between the cost to replace the securities and the proceeds received from the sale of the securities. When a fund makes a short sale, the proceeds it receives from the sale will be held on behalf of a broker until the fund replaces the borrowed securities. A fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced. A fund's obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash or other liquid securities. Short sales by a fund involve certain risks and special considerations. If the Adviser incorrectly predicts that the price of the borrowed security will decline, the Fund will have to replace the securities with securities with a greater value than the amount received from the sale. As a result, losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

Warrants. Warrants give holders the right, but not the obligation, to buy common stock or fixed income securities of an issuer at a given price, usually higher than the market price at the time of issuance, during a specified period. Warrants are usually freely transferable. The risk of investing in a warrant is that the warrant may expire prior to the market value of the common stock exceeding the price fixed by the warrant.

In particular, the Fund may seek to gain exposure to debt obligations of issuers located in emerging market countries that are denominated in the local currency through structured notes or warrants, the return on which is linked to one or more debt obligations of issuers located in emerging market countries that are denominated in the local currency. Purchasing warrants would entitle the Fund, upon exercise of the warrant, to receive any appreciation in the market price of its debt securities over approximately the market price at the time of purchase. Warrants are exercisable over specified periods. In addition, the return on structured notes would be based on the return of one or more specified underlying debt securities issued by emerging market countries during the term of the notes.

Borrowing. The Fund may borrow money from banks in an amount up to 33 1/3% of its total assets (including the amount borrowed) less its liabilities (not including any borrowings but including the fair market value at the time of computation of any preferred shares then outstanding). The Fund may also borrow an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes such as clearance of portfolio transactions. The Fund will only borrow when the Adviser believes that such borrowings will benefit the Fund after taking into account considerations such as interest income and possible gains or losses upon liquidation. The Fund will maintain asset coverage in accordance with the Investment Company Act.

Borrowing by the Fund creates an opportunity for increased net income but, at the same time, creates special risks. For example, leveraging may exaggerate changes in and increase the volatility of the net asset value of Fund shares. This is because leverage tends to

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October 31, 2023

Investment Policy (unaudited) (cont'd)

exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities. The use of leverage also may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to maintain asset coverage.

In general, the Fund may (i) borrow from banks, provided that immediately following any such borrowing there is an asset coverage of at least 300% for all Fund borrowings and in the event such asset coverage falls below 300% the Fund will within three days or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%, and (ii) engage in trading practices that involve the issuance of a senior security, including but not limited to options, futures, forward contracts and reverse repurchase agreements in accordance with applicable Securities and Exchange Commission requirements.

The borrowings subject to these limits include borrowings through reverse repurchase agreements and similar financing transactions unless the Fund has elected to treat all such transactions as derivatives transactions under applicable SEC requirements.

Pricing of Securities

Certain of the Fund's securities may be valued by an approved outside pricing service. The pricing service/vendor may utilize a matrix system or other model incorporating attributes such as security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker/dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service. Pricing services value securities assuming orderly transactions of an institutional round lot size, but the Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots.

Determination of NAV

The Fund determines the NAV per share as of the close of the NYSE (normally 4:00 p.m. Eastern time) on each day that the NYSE is open for business. Shares generally will not be priced on days that the NYSE is closed, although shares may be priced on such days if the Securities Industry and Financial Markets Association ("SIFMA") recommends that the bond markets remain open for all or part of the day. On any business day when SIFMA recommends that the bond markets close early, the Fund reserves the right to price its shares at or prior to the SIFMA recommended closing time. If the NYSE is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the Fund reserves the right to treat such day as a business day and calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day, so long as the Adviser believes there generally remains an adequate market to obtain reliable and accurate market quotations. The Fund may elect to price its shares on days when the NYSE is closed but the primary securities markets on which the Fund's securities trade remain open.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2023

Principal Risks (unaudited)

Non-Diversification.

The Fund is non-diversified, which means that the Fund may invest a greater percentage of its assets in a smaller number of issuers than diversified funds. A fund that is classified as non-diversified may be more susceptible to an adverse event affecting a single issuer or portfolio investment than a diversified portfolio and a decline in the value of that issuer's securities or that portfolio investment may cause the Fund's overall value to decline to a greater degree than a diversified portfolio.

Emerging Market Securities.

The Fund invests in emerging market or developing countries, which are countries that major international financial institutions generally consider to be less economically mature than developed nations (such as the United States or most nations in Western Europe). Emerging market or developing countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed countries, and the financial condition of issuers in emerging market or developing countries may be more precarious than in other countries. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty's legal obligations in certain jurisdictions outside of the United States, in particular, in emerging markets countries. In addition, due to jurisdictional limitations, U.S. authorities (e.g., SEC and the U.S. Department of Justice) may be limited in their ability to enforce regulatory or legal obligations in emerging market countries. In addition, emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. These characteristics result in greater risk of price volatility in emerging market or developing countries, which may be heightened by currency fluctuations relative to the U.S. dollar.

Foreign Securities.

Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In addition, the prices of such securities may be susceptible to influence by large traders, due to the limited size of many foreign securities markets. Moreover, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Also, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls or diplomatic developments that could affect the Fund's investment. There also can be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign stock exchanges, broker-dealers and listed issuers may be subject to less government regulation and oversight. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than the cost of investing in domestic securities.

Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Economic

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2023

Principal Risks (unaudited) (cont'd)

sanctions could, among other things, effectively restrict or eliminate the Fund's ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the Fund's investments in such securities harder to value. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals may adversely affect the Fund's foreign holdings or exposures. Investments in foreign markets may also be adversely affected by less stringent investor protections and disclosure of standards, and governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of the Fund's investments. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Moreover, if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund could also be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Any of these actions could severely affect security prices, impair the Fund's ability to purchase or sell foreign securities or transfer the Fund's assets back into the United States, or otherwise adversely affect the Fund's operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When the Fund holds illiquid investments, its portfolio may be harder to value.

The Fund may invest in debt obligations known as "sovereign debt," which are obligations of governmental issuers in emerging market or developing countries and industrialized countries. Certain emerging market or developing countries are among the largest debtors to commercial banks and foreign governments. The issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when due in accordance with the terms of such obligations. Uncertainty surrounding the level and sustainability of sovereign debt of certain countries that are part of the European Union, including Greece, Spain, Portugal, Ireland and Italy, has increased volatility in the financial markets. In addition, a number of Latin American countries are among the largest debtors of developing countries and have a long history of reliance on foreign debt. Additional factors that may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government's policy towards the International Monetary Fund, the World Bank and other multilateral agencies. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2023

Principal Risks (unaudited) (cont'd)

implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third-parties' commitments to lend funds, which may further impair the foreign sovereign obligor's ability or willingness to timely service its debts. In addition, there is no legal process for collecting on a sovereign debt that a government does not pay or bankruptcy proceeding by which all or part of the sovereign debt that a government entity has not repaid may be collected.

Fixed-Income Securities.

Fixed-income securities are securities that pay a fixed or a variable rate of interest until a stated maturity date. Fixed-income securities include U.S. government securities, securities issued by federal or federally sponsored agencies and instrumentalities, corporate bonds and notes, asset-backed securities, mortgage-backed securities, securities rated below investment grade (commonly referred to as "junk bonds" or "high yield/high risk securities"), municipal bonds, loan participations and assignments, zero coupon bonds, convertible securities, Eurobonds, Brady Bonds, Yankee Bonds, repurchase agreements, commercial paper and cash equivalents.

Fixed-income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity (i.e., interest rate risk), market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). For example, a type of fixed-income securities in which the Fund may invest are corporate debt obligations. In addition to interest rate, credit and other risks, corporate debt obligations are also subject to factors directly related to the issuer, such as the credit rating of the corporation, the corporation's performance and perceptions of the corporation in the marketplace, and by factors not directly related to the issuer, such as general market liquidity, economic conditions and inflation. The Fund may face a heightened level of interest rate risk in times of monetary policy change and uncertainty, such as when the Federal Reserve Board adjusts a quantitative easing program and/or changes rates. A changing interest rate environment increases certain risks, including the potential for periods of volatility, increased redemptions, shortened durations (i.e., prepayment risk) and extended durations (i.e., extension risk). Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed-income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Fixed-income securities may be called (i.e., redeemed by the issuer) prior to final maturity. If a callable security is called, the Fund may have to reinvest the proceeds at a lower rate of interest.

Credit and Interest Rate Risk.

All fixed-income securities, such as bonds, are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer or guarantor of a security will be unable to make interest payments and/or repay the principal on its debt. The risk of defaults across issuers and/or counterparties increases in adverse market and economic conditions, including the conditions resulting from the COVID-19 pandemic. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. The Fund may invest in variable and floating rate loans and other variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of variable and floating rate loans and other securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. A low interest rate environment may prevent the Fund from

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October 31, 2023

Principal Risks (unaudited) (cont'd)

providing a positive yield or paying Fund expenses out of Fund assets. The Fund may face a heightened level of interest rate risk in times of monetary policy change and/or uncertainty, such as when the Federal Reserve Board adjusts a quantitative easing program and/or changes rates. For example, during periods when interest rates are low, the Fund's yield (and total return) also may be low or otherwise adversely affected or the Fund may be unable to maintain positive returns.

Certain countries have experienced negative interest rates on certain debt securities. Negative or very low interest rates could magnify the risks associated with changes in interest rates. In general, changing interest rates, including rates that fall below zero, could have unpredictable effects on markets and may expose debt and related markets to heightened volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates and/or volatility. During periods when interest rates are low or there are negative interest rates, the Fund's yield (and total return) also may be low or otherwise adversely affected or the Fund may be unable to maintain positive returns.

Debt market conditions are highly unpredictable and some parts of the market are subject to dislocations. In response to COVID-19, as with other serious economic disruptions, governmental authorities and regulators are enacting significant fiscal and monetary policy changes, including providing direct capital infusions into companies, creating new monetary programs and lowering interest rates considerably. These actions present heightened risks to debt instruments, and such risks could be even further heightened if these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes. In light of these actions and current conditions, interest rates and bond yields in the U.S. and many other countries are at or near historic lows, and in some cases, such rates and yields are negative. The current very low or negative interest rates subject the Fund to the risks described above. In addition, the current environment is exposing debt markets to significant volatility and reduced liquidity for Fund investments.

Foreign Currency.

Investments in foreign securities may be denominated in foreign currencies. The value of foreign currencies may fluctuate relative to the value of the U.S. dollar. Since the Fund may invest in such non-U.S. dollar-denominated securities, and therefore may convert the value of such securities into U.S. dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the Fund's assets. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the overall economic health of the issuer. Devaluation of a currency by a country's government or banking authority also will have a significant impact on the value of any investments denominated in that currency. The Adviser and/or Sub-Adviser may use derivatives to reduce this risk. The Adviser and/or Sub-Adviser may in their discretion choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

Chinese Fixed-Income Investments.

The Fund may invest in Chinese fixed-income securities traded in the China Interbank Bond Market ("CIBM") through the Bond Connect program ("Bond Connect"), which allows non-Chinese-domiciled investors (such as the Fund) to purchase certain fixed-income investments available in China's interbank bond market. Bond Connect utilizes the trading infrastructure of both Hong Kong and China. Bond Connect therefore is not available when there are trading holidays in Hong Kong. As a result, prices of securities purchased through Bond Connect may fluctuate at times when the Fund is unable to add to or exit its position. Securities offered via

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October 31, 2023

Principal Risks (unaudited) (cont'd)

Bond Connect may lose their eligibility for trading through the program at any time, in which case they may be sold but could no longer be purchased through Bond Connect. Because Bond Connect is relatively new, its effects on the Chinese interbank bond are uncertain. In addition, the trading, settlement and information technology systems required for non-Chinese investors in Bond Connect are relatively new and continuing to evolve. In the event that the relevant systems do not function properly, trading via Bond Connect could be disrupted, adversely affecting the ability of the Fund to acquire or dispose of securities through Bond Connect in a timely manner, which in turn could adversely impact the Fund's performance.

Bond Connect is subject to regulation by both Hong Kong and China. There can be no assurance that further regulations will not affect the availability of securities in the program, the frequency of redemptions or other limitations. In China, Bond Connect securities are held on behalf of ultimate investors (such as the Fund) by the Hong Kong Monetary Authority Central Money Markets Unit via accounts maintained with China's two clearinghouses for fixed-income securities. While Chinese regulators have affirmed that the ultimate investors hold a beneficial interest in Bond Connect securities, the law surrounding such rights continues to develop, and the mechanisms that beneficial owners may use to enforce their rights are un-tested and therefore pose uncertain risks, with legal and regulatory risks potentially having retroactive effect. Further, courts in China have limited experience in applying the concept of beneficial ownership, and the law surrounding beneficial ownership will continue to evolve as they do so. There is accordingly a risk that, as the law is tested and developed, the Fund's ability to enforce its ownership rights may be negatively impacted, which could expose the Fund to the risk of loss on such investments. The Fund may not be able to participate in corporate actions affecting Bond Connect securities due to time constraints or for other operational reasons, and payments of distributions could be delayed. Market volatility and potential lack of liquidity due to low trading volume of certain bonds may result in prices of those bonds fluctuating significantly; in addition, the bid-ask spreads of the prices of such securities may be large, and the Fund may therefore incur significant costs and suffer losses when selling such investments. More generally, bonds traded in CIBM may be difficult or impossible to sell, which could further impact the Fund's ability to acquire or dispose of such securities at their expected prices. Bond Connect trades are settled in Renminbi ("RMB"), the Chinese currency, and investors must have timely access to a reliable supply of RMB in Hong Kong, which cannot be guaranteed. Moreover, securities purchased through Bond Connect generally may not be sold, purchased or otherwise transferred other than through Bond Connect in accordance with applicable rules. Finally, uncertainties in the Chinese tax rules governing taxation of income and gains from investments via Bond Connect could result in unexpected tax liabilities for the Fund. The withholding tax treatment of dividends and capital gains payable to overseas investors currently is unsettled.

Under the prevailing applicable Bond Connect regulations, the Fund participates in Bond Connect through an offshore custody agent, registration agent or other third parties (as the case may be), who would be responsible for making the relevant filings and account opening with the relevant authorities. The Fund is therefore subject to the risk of default or errors on the part of such agents.

Market and Geopolitical Risk.

The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These price movements, sometimes called volatility, may be greater or less depending on the types of securities the Fund owns and the markets in which the securities trade. Volatility and disruption in financial markets and economies

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Principal Risks (unaudited) (cont'd)

may be sudden and unexpected, expose the Fund to greater risk, including risks associated with reduced market liquidity and fair valuation, and adversely affect the Fund's operations. For example, the Adviser potentially will be prevented from executing investment decisions at an advantageous time or price as a result of any domestic or global market disruptions and reduced market liquidity may impact the Fund's ability to sell securities to meet redemptions.

The increasing interconnectivity between global economies and markets increases the likelihood that events or conditions in one region, sector, industry, market or with respect to one company may adversely impact issuers in a different country, region, sector, industry or market. For example, adverse developments in the banking or financial services sector could impact companies operating in various sectors or industries and adversely impact the Fund's investments. Securities in the Fund's portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, health emergencies (such as epidemics and pandemics), terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, health emergencies, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. Other financial, economic and other global market and social developments or disruptions may result in similar adverse circumstances, and it is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). In general, the securities or other instruments that the Adviser believes represent an attractive investment opportunity or in which the Fund seeks to invest may be unavailable entirely or in the specific quantities sought by the Fund. As a result, the Fund may need to obtain the desired exposure through a less advantageous investment, forgo the investment at the time or seek to replicate the desired exposure through a derivative transaction or investment in another investment vehicle. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund's portfolio. There is a risk that you may lose money by investing in the Fund.

Social, political, economic and other considerations and events, such as war, natural disasters, health emergencies (e.g., the novel coronavirus outbreak, epidemics and other pandemics), terrorism, conflicts and social unrest, could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the economies and financial markets and the Adviser's investment advisory activities and services of other service providers, which in turn could adversely affect the Fund's investments and other operations.

Government and other public debt, including municipal obligations in which the Fund invests, can be adversely affected by large and sudden changes in local and global economic conditions that result in increased debt levels. Although high levels of government and other public debt do not necessarily indicate or cause economic problems, high levels of debt may create certain systemic risks if sound debt management practices are not implemented. A high debt level may increase market pressures to meet an issuer's funding needs, which may increase borrowing costs and cause a government or public or municipal entity to issue additional debt, thereby increasing the risk of refinancing. A high debt level also raises concerns that the issuer may be unable or unwilling to repay the principal or interest on its debt, which may adversely impact instruments held by the Fund that rely on such payments. Governmental and quasi-governmental responses to the current economic situation are increasing government and other public debt, which heighten these

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2023

Principal Risks (unaudited) (cont'd)

risks. Unsustainable debt levels can decline the valuation of currencies, and can prevent a government from implementing effective counter-cyclical fiscal policy during economic downturns or can generate or contribute to an economic downturn.

For example, COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world, including those in which the Fund invests. The effects of this pandemic to public health and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of the Fund's investments, increase the Fund's volatility, exacerbate pre-existing political, social and economic risks to the Fund, and negatively impact broad segments of businesses and populations. The Fund's operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund's investment performance. The full impact of the COVID-19 pandemic, or other future epidemics or pandemics, is currently unknown.

Certain countries and regulatory bodies use negative interest rates as a monetary policy tool to encourage economic growth during periods of deflation.

In a negative interest rate environment, debt instruments may trade at negative yields, which means the purchaser of the instrument may receive at maturity less than the total amount invested. In addition, in a negative interest rate environment, if a bank charges negative interest rates, instead of receiving interest on deposits, a depositor must pay the bank fees to keep money with the bank. To the extent the Fund holds a debt instrument or has a bank deposit with a negative interest rate, the Fund would generate a negative return on that investment.

In light of current market conditions, interest rates and bond yields in the United States and many other countries are at or near historic lows, and in some cases, such rates and yields are negative. During periods of very low or negative interest rates, the Fund's susceptibility to interest rate risk (i.e., the risks associated with changes in interest rates) may be magnified, its yield and income may be diminished and its performance may be adversely affected. These levels of interest rates (or negative interest rates) may magnify the risks associated with rising interest rates. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, including market volatility and reduced liquidity, and may adversely affect the Fund's yield, income and performance. In addition, government actions (such as changes to interest rates) could have unintended economic and market consequences that adversely affect the Fund's investments.

Derivatives.

The Fund's use of swaps may include those based on the credit of an underlying security, commonly referred to as "credit default swaps." Where the Fund is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by a third-party on the debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Fund is the seller of a credit default swap contract,

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Principal Risks (unaudited) (cont'd)

it typically receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event of the issuer of the referenced debt obligation.

The Fund may, but is not required to, use derivatives and other similar instruments for a variety of purposes, including hedging, risk management, portfolio management or to seek to earn income. A derivative is a financial instrument whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. Derivatives and other similar instruments that create synthetic exposure often are subject to risks similar to those of the underlying asset or instrument and may be subject to additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid, risks arising from margin and payment requirements, risks arising from mispricing or valuation complexity and operational and legal risks. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objective, there is no assurance that the use of derivatives will achieve this result.

The derivative instruments and techniques that the Fund may use include:

Futures. A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase or decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has open positions in the futures contract.

Options. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or contract, such as a swap agreement or futures contract, on the underlying instrument at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium paid by the Fund. If the Fund sells an option, it sells to

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Principal Risks (unaudited) (cont'd)

another person the right to buy from or sell to the Fund a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium received by the Fund. When options are purchased over the counter ("OTC"), the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Index Options. Call and put options on indices operate similarly to options on securities. Rather than the right to buy or sell a single security at a specified price, options on an index give the holder the right to receive, upon exercise of the option, an amount of cash determined by reference to the difference between the value of the underlying index and the strike price. The underlying index may be a broad-based index or a narrower market index. Unlike many options on securities, all settlements are in cash. The settlement amount, which the writer of an index option must pay to the holder of the option upon exercise, is generally equal to the difference between the strike price of the option and the value of the underlying index, multiplied by a specified multiplier. The multiplier determines the size of the investment position the option represents. Gain or loss to the Fund on index options transactions will depend, in part, on price movements of the underlying index generally or in a particular segment of the index rather than price movements of individual components of the index. As with other options, the Fund may close out its position in index options through closing purchase transactions and closing sale transactions provided that a liquid secondary market exists for such options.

Swaps. The Fund may enter into OTC swap contracts or cleared swap transactions. An OTC swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Fund's ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Certain swaps have begun trading on exchanges called swap execution facilities. Exchange trading is expected to increase liquidity of swaps trading. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.

Currency Derivatives. Investments in currency derivatives may substantially change the Fund's exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the Adviser expects. In addition, investments in currency

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Principal Risks (unaudited) (cont'd)

derivatives, to the extent that they reduce the Fund's exposure to currency risks, may also reduce the Fund's ability to benefit from favorable changes in currency exchange rates. The Fund is not required to hedge any portfolio holding with the use of currency derivatives. Accordingly, Fund shareholders would bear the risk of currency fluctuations with respect to unhedged portfolio positions.

Foreign currency derivatives may involve, for example, the purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies. Foreign currency derivatives may involve the Fund agreeing to exchange an amount of a currency it does not currently own for another currency at a future date. The Fund would typically engage in such a transaction in anticipation of a decline in the value of the currency it sells relative to the currency that the Fund has contracted to receive in the exchange. The Adviser's success in these transactions will depend principally on its ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

Foreign currency forward exchange contracts and currency futures and options contracts may be used for non-hedging purposes in seeking to meet the Fund's investment objective, such as when the Adviser anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the Fund's investment portfolio. Investing in foreign currencies for purposes of gaining from projected changes in exchange rates, as opposed to hedging currency risks applicable to the Fund's holdings, further increases the Fund's exposure to foreign securities losses. There is no assurance that the Adviser's use of currency derivatives will benefit the Fund or that they will be, or can be, used at appropriate times.

Structured Investments. The Fund also may invest a portion of their assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Fund will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Fund is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Fund's illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities.

Private Placements and Restricted Securities.

The Fund's investments may include privately placed securities, which are subject to resale restrictions. These securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the securities. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, may also adversely affect the ability to arrive at a fair value for certain securities at certain times and could make it difficult for the Fund to sell certain securities. If the Fund

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is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.

Loan Participations and Assignments.

Loan participations are interests in loans or other direct debt instruments relating to amounts owed by a corporate, governmental or other borrower to another party. These loans may represent amounts owed to lenders or lending syndicates, to suppliers of goods or services (trade claims or other receivables), or to other parties ("Lenders") and may be fixed-rate or floating rate. These loans also may be arranged through private negotiations between an issuer of sovereign debt obligations and Lenders.

The Fund's investments in loans may be in the form of a participation in loans ("Participations") and assignments of all or a portion of loans ("Assignments") from third parties. In the case of a Participation, the Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of an insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation. Even under such a structure, in the event of a Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation may be impaired. A Fund will acquire Participations only if the Lender interpositioned between a Fund and the borrower is determined by the Adviser to be creditworthy.

Active Management Risk.

In pursuing the Fund's investment objective, the Adviser and/or Sub-Adviser have considerable leeway in deciding which investments they buy, hold or sell on a day-to-day basis, and which trading strategies they use. For example, the Adviser and/or Sub-Adviser, in their discretion, may determine to use some permitted trading strategies while not using others. The success or failure of such decisions will affect the Fund's performance.

Regulatory and Legal Risk.

U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.

Loans of Portfolio Securities.

The Fund may lend its portfolio securities to brokers, dealers, banks and other institutional investors. By lending its portfolio securities, the Fund attempts to increase its net investment income through the receipt of interest on the cash collateral with respect to the loan or fees received from the borrower in connection with the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Fund employs an agent to implement the

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Principal Risks (unaudited) (cont'd)

securities lending program and the agent receives a fee from the Fund for its services. The Fund will not lend more than 33?% of the value of its total assets.

The Fund may lend its portfolio securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (i) the borrower pledge and maintain with the Fund collateral consisting of liquid, unencumbered assets having a value not less than 100% of the value of the securities loaned; (ii) the borrower adds to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks-to-market" on a daily basis); (iii) the loan be made subject to termination by the Fund at any time; and (iv) the Fund receives a reasonable return on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. In addition, voting rights may pass with the loaned securities, but the Fund will retain the right to call any security in anticipation of a vote that the Adviser deems material to the security on loan.

Loans of securities involve a risk that the borrower may fail to return the securities or may fail to maintain the proper amount of collateral, which may result in a loss of money by the Fund. There may be risks of delay and costs involved in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. These delays and costs could be greater for foreign securities. However, loans will be made only to borrowers deemed by the Adviser to be creditworthy and when, in the judgment of the Adviser, the income that can be earned from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker, dealer, bank or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Directors. The Fund also bears the risk that the reinvestment of collateral will result in a principal loss. Finally, there is the risk that the price of the securities will increase while they are on loan and the collateral will not be adequate to cover their value.

When-Issued and Delayed Delivery Securities and Forward Commitments.

From time to time, the Fund may purchase securities on a when-issued, delayed delivery or through a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. The Fund may sell the securities before the settlement date if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value ("NAV"). At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its NAV.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2023

Principal Risks (unaudited) (cont'd)

Borrowing for Investment Purposes.

Borrowing for investment purposes creates leverage which is a speculative characteristic. The Fund will borrow only when the Adviser believes that borrowing will benefit the Fund after taking into account considerations such as the costs of borrowing and the likely investment returns on securities purchased with borrowed funds. Borrowing by the Fund will create the opportunity for increased net income but, at the same time, will involve special risk considerations. Leverage that results from borrowing will magnify declines as well as increases in the Fund's NAV and net yield. The Fund will either segregate the assets securing the borrowing for the benefit of the lenders or arrangements will be made with a suitable sub-custodian. If assets used to secure the borrowing decrease in value, the Fund may be required to pledge additional collateral to the lender in the form of cash or securities to avoid liquidation of those assets.

Repurchase Agreements.

Repurchase agreements are fixed-income securities in the form of agreements backed by collateral. These agreements typically involve the acquisition by a Fund of securities from the selling institution (such as a bank or a broker-dealer), coupled with the agreement that the selling institution will repurchase the underlying securities at a specified price and at a fixed time in the future (or on demand, if applicable). The underlying securities which serve as collateral for the repurchase agreements entered into by the Fund may include U.S. government securities, municipal securities, corporate debt obligations, convertible securities, and common and preferred stock and may be of below investment grade quality. These securities are marked-to-market daily in order to maintain full collateralization (typically purchase price plus accrued interest). The use of repurchase agreements involves certain risks. For example, if the selling institution defaults on its obligation to repurchase the underlying securities at a time when the value of the securities has declined, a Fund may incur a loss upon disposition of them. The risk of such loss may be greater when utilizing collateral other than U.S. government securities. In the event of an insolvency or bankruptcy by the selling institution, the Fund's right to control the collateral could be affected and result in certain costs and delays. Additionally, if the proceeds from the liquidation of such collateral after an insolvency were less than the repurchase price, the Fund could suffer a loss. Fund procedures are followed that are designed to minimize such risks.

Reverse Repurchase Agreements.

Under a reverse repurchase agreement, the Fund sells a security and promises to repurchase that security at an agreed-upon future date and price. The price paid to repurchase the security reflects interest accrued during the term of the agreement. Reverse repurchase agreements may be entered into for, among other things, obtaining leverage, facilitating short-term liquidity or when the Adviser expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense. Reverse repurchase agreements may be viewed as a speculative form of borrowing called leveraging. Furthermore, reverse repurchase agreements involve the risks that (i) the interest income earned in the investment of the proceeds will be less than the interest expense, (ii) the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase, (iii) the market value of the securities sold will decline below the price at which the Fund is required to repurchase them and (iv) the securities will not be returned to the Fund.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2023

Principal Risks (unaudited) (cont'd)

In addition, the use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

Short Sales.

A short sale is a transaction in which the Fund sells securities that it owns or has the right to acquire at no added cost (i.e., "against the box") or does not own (but has borrowed) in anticipation of a decline in the market price of the securities. To deliver the securities to the buyer, the Fund arranges through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement. When selling short, the Fund intends to replace the securities at a lower price and therefore, profit from the difference between the cost to replace the securities and the proceeds received from the sale of the securities. When the Fund makes a short sale, the proceeds it receives from the sale will be held on behalf of a broker until the Fund replaces the borrowed securities. The Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

The Fund's obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash or other liquid securities. Short sales by the Fund involve certain risks and special considerations. If the Adviser incorrectly predicts that the price of the borrowed security will decline, the Fund will have to replace the securities with securities with a greater value than the amount received from the sale. As a result, losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

Special Risks Related to Cyber Security.

The Fund and its service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems; compromises to networks or devices that the Fund and its service providers use to service the Fund's operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers. Cyber attacks against or security breakdowns of the Fund or its service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses; the inability of Fund shareholders to transact business and the Fund to process transactions; inability to calculate the Fund's NAV; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Fund may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which the Fund invests, which may cause the Fund's investment in such issuers to lose value. There can be no assurance that the Fund or its service providers will not suffer losses relating to cyber attacks or other information security breaches in the future.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2023

Principal Risks (unaudited) (cont'd)

Liquidity.

The Fund may make investments that are illiquid or restricted or that may become less liquid in response to overall economic conditions or adverse investor perceptions, and which may entail greater risk than investments in other types of securities. These investments may be more difficult to value or sell, particularly in times of market turmoil, and there may be little trading in the secondary market available for particular securities. Liquidity risk may be magnified in a changing interest rate environment or in other circumstances where investor redemptions from fixed-income mutual funds may be higher than normal. If the Fund is forced to sell an illiquid or restricted security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.

High Yield Securities ("Junk Bonds").

High yield securities may be issued by companies that are restructuring, are smaller and less creditworthy or are more highly indebted than other companies. This means that they may have more difficulty making scheduled payments of principal and interest. Changes in the value of high yield securities are influenced more by changes in the financial and business position of the issuing company than by changes in interest rates when compared to investment grade securities. During adverse market or economic conditions, high yield securities are typically particularly susceptible to default risk.

In recent years, there has been a broad trend of weaker or less restrictive covenant protections in the high yield market. Among other things, under such weaker or less restrictive covenants, borrowers might be able to exercise more flexibility with respect to certain activities than borrowers who are subject to stronger or more protective covenants. For example, borrowers might be able to incur more debt, including secured debt, return more capital to shareholders, remove or reduce assets that are designated as collateral securing high yield securities, increase the claims against assets that are permitted against collateral securing high yield securities or otherwise manage their business in ways that could impact creditors negatively. In addition, certain privately held borrowers might be permitted to file less frequent, less detailed or less timely financial reporting or other information, which could negatively impact the value of the high yield securities issued by such borrowers. Each of these factors might negatively impact the high yield securities held by the Fund.

ESG Investment Risk.

To the extent that the Fund considers environmental, social and governance ("ESG") criteria and application of related analyses when selecting investments, the Fund's performance may be affected depending on whether such investments are in or out of favor and relative to similar funds that do not adhere to such criteria or apply such analyses. Socially responsible norms differ by country and region, and a company's ESG practices or the Adviser's assessment of such may change over time. The Fund may invest in companies that do not reflect the beliefs and values of any particular investor. Additionally, the Fund's adherence to its ESG criteria and application of related analyses in connection with identifying and selecting investments in non-U.S. issuers often require subjective analysis and may be relatively more difficult than applying the ESG criteria or related analyses to investments of other issuers because data availability may be more limited with respect to non-U.S. issuers. The Fund's consideration of ESG criteria may result in the Fund forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for ESG reasons when it might be otherwise disadvantageous for it to do so.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2023

Principal Risks (unaudited) (cont'd)

Investment Company Securities.

Investment company securities are equity securities and include securities of other open-end, closed-end and unregistered investment companies, including foreign investment companies, hedge funds, exchange-traded funds ("ETFs") and money market funds. The Fund may, to the extent noted in the Fund's non-fundamental limitations, invest in investment company securities as may be permitted by (i) the Investment Company Act; (ii) the rules and regulations promulgated by the SEC under the Investment Company Act; or (iii) an exemption or other relief applicable to the Fund from provisions of the Investment Company Act. The Investment Company Act generally prohibits an investment company from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the Fund's total assets in any one investment company and no more than 10% in any combination of investment companies. The Investment Company Act also prohibits the Fund from acquiring in the aggregate more than 10% of the outstanding voting shares of any registered closed-end investment company. The Fund may invest in investment company securities of investment companies managed by the Adviser or its affiliates to the extent permitted under the Investment Company Act or as otherwise authorized by the SEC. Further, in October 2020, the SEC adopted certain regulatory changes and took other actions related to the ability of an investment company to invest in another investment company, including the rescission of exemptive relief issued by the SEC permitting such investments in excess of statutory limits. These regulatory changes may adversely impact the Fund's investment strategies and operations. To the extent the Fund invests a portion of its assets in investment company securities, those assets will be subject to the risks of the purchased investment company's portfolio securities, and a shareholder in the Fund will bear not only their proportionate share of the expenses of the Fund, but also, indirectly the expenses of the purchased investment company.

Corporate Debt Obligations.

Corporate debt obligations are fixed-income securities issued by private corporations. The investment return of corporate debt obligations reflects interest earnings and changes in the market value of the security. The market value of a corporate debt obligation may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Debtholders, as creditors, have a prior legal claim over common and preferred stockholders of the corporation as to both income and assets for the principal and interest due to the bondholder.

Equity Securities.

Equity securities may include common stocks, convertible securities and equity-linked securities, real estate investment trusts ("REITs"), rights and warrants to purchase common stocks, shares of investment companies, limited partnership interests and other specialty securities having equity features. The Funds may invest in equity securities that are publicly traded on securities exchanges or OTC or in equity securities that are not publicly traded. Securities that are not publicly traded may be more difficult to value or sell and their value may fluctuate more dramatically than other securities.

The value of equity securities and related instruments may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency, and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; unexpected trading activity among retail investors; and other

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2023

Principal Risks (unaudited) (cont'd)

factors. Market conditions may affect certain types of stocks to a greater extent than other types of stocks. If the stock market declines, the value of Fund shares will also likely decline. Although stock prices can rebound, there is no assurance that values will return to previous levels.

During periods when equity securities experience heightened volatility, such as during periods of market, economic or financial uncertainty or distress, the Fund's investments in equity securities may be subject to heightened risks.

A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to other comparable nonconvertible fixed-income securities in such capital structure. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Mortgage-Backed Securities.

Mortgage-backed securities are fixed-income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed-income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase and its market price will decrease. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because additional mortgage prepayments must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage-backed securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). Investments in each class of SMBS are extremely sensitive to changes in interest rates. IOs tend to decrease in value substantially if interest rates decline and prepayment rates become more rapid. POs tend to decrease in value substantially if interest rates increase and the rate of prepayment

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2023

Principal Risks (unaudited) (cont'd)

decreases. If the Fund invests in SMBS and interest rates move in a manner not anticipated by management, it is possible that the Fund could lose all or substantially all of its investment.

Commercial mortgage-backed securities ("CMBS") are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of their remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan or sale of the property. An extension of a final payment on commercial mortgages will increase the average life of the CMBS, generally resulting in a lower yield for discount bonds and a higher yield for premium bonds.

CMBS are subject to credit risk and prepayment risk. Although prepayment risk is present, it is of a lesser degree in the CMBS market than in the residential mortgage market; commercial real estate property loans often contain provisions that substantially reduce the likelihood that such securities will be prepaid (e.g., significant prepayment penalties on loans and, in some cases, prohibition on principal payments for several years following origination).

The values of, and income generated by, CMBS may be adversely affected by changing interest rates and other developments impacting the commercial real estate market, such as population shifts and other demographic changes, increasing vacancies (potentially for extended periods) and reduced demand for commercial and office space as well as maintenance or tenant improvement costs and costs to covert properties for other uses. These developments could result from, among other things, changing tastes and preferences (such as remote work arrangements) as well as cultural, technological, global or local economic and market developments. In addition, changing interest rate environments and associated changes in lending standards and higher refinancing rates may adversely affect the commercial real estate and CMBS markets. The occurrence of any of the foregoing or similar developments would likely increase default risk for the properties and loans underlying these investments as well as impact the value of, and income generated by, these investments. These developments could also result in reduced liquidity for CMBS.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2023

Additional Information Regarding the Fund (unaudited)

Effects of Leverage

Assuming that leverage will represent approximately 7% of the Fund's managed assets and that the Fund will bear expenses relating to that leverage at an average annual rate of 0.75%, the income generated by the Fund's portfolio (net of estimated expenses) must exceed $2,931,000 in order to cover the expenses specifically related to the Fund's use of leverage. These numbers are merely estimates used for illustration. The amount of leverage used by the Fund as well as actual interest expenses on such leverage will vary.

The following table is furnished pursuant to requirements of the SEC. It is designed to illustrate the effect of leverage on common share total return, assuming investment portfolio total returns (comprised of income, net expenses and changes in the value of investments held in the Fund's portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of what the Fund's investment portfolio returns will be. The table further assumes leverage representing approximately 7% of the Fund's managed assets and interest costs to the Fund at a combined average annual rate of 0.75% with respect to such leverage.

Assumed portfolio total return (net of expenses)	(10)%	(5)%	0%	5%	10%
Common share total return	(11)%	(6)%	(1)%	4%	9%

Common share total return is composed of two elements — the common share dividends paid by the Fund (the amount of which is largely determined by the Fund's net investment income after paying the carrying cost of leverage) and realized and unrealized gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table assumes that the Fund is more likely to suffer capital loss than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the net investment income it receives on its investments is entirely offset by losses on the value of those investments. This table reflects the hypothetical performance of the Fund's portfolio and not the performance of the common shares, the value of which will be determined by market and other factors.

Fundamental Investment Restrictions

The following are fundamental investment restrictions of the Fund and may not be changed without the approval of the holders of a majority of the Fund's outstanding common shares (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the common shares represented at a meeting at which more than 50% of the outstanding common shares are represented or (ii) more than 50% of the outstanding shares). Subsequent to an issuance of a class of preferred shares, if any, the following investment restrictions may not be changed without the approval of a majority of the outstanding common shares and of preferred shares, voting together as a class, and the approval of a majority of the outstanding preferred shares, voting separately as a class. For purposes of the restrictions, an issuer of a security is the entity whose assets and revenues are committed to the payment of interest and principal on that security, provided that the guaranty of a security will be considered a separate security unless the value of all securities guaranteed by the guarantor and owned by the Fund does not exceed 10% of the value of the total assets of the Fund. Except as otherwise noted, all percentage limitations set forth below apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action. With respect to the limitations on the issuance of senior securities and in the case of borrowings, the percentage limitations apply at the time of issuance and on an ongoing basis.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2023

Additional Information Regarding the Fund (unaudited) (cont'd)

The Fund may not:

1.  Invest 25% or more of its total assets (taken at the time of each investment) in the securities of issuers in any one particular industry. This limitation shall not apply with respect to obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities.

2.  Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from futures, options, forward contracts, swaps, CMOs, structured investments, other derivative instruments or any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the Securities and Exchange Commission under the Investment Company Act, as amended from time to time or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act, as amended from time to time.

3.  Make loans of money or property to any person, except (a) to the extent that securities or interests in which the Fund may invest are considered to be loans, (b) through the loan of portfolio securities, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the Securities and Exchange Commission under the Investment Company Act, as amended from time to time or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act, as amended from time to time.

4.  Borrow money, except the Fund may borrow money to the extent permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the Securities and Exchange Commission under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act, as amended from time to time.

5.  Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in disposing of a portfolio security.

6.  Issue senior securities, except the Fund may issue senior securities to the extent permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the Securities and Exchange Commission under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act, as amended from time to time.

7.  Purchase or sell real estate, although it may purchase and sell securities of companies that deal in real estate and may purchase and sell securities that are secured by interests in real estate.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2023

Dividend Reinvestment Plan (unaudited)

Pursuant to the Dividend Reinvestment Plan (the Plan), each stockholder will be deemed to have elected, unless Computershare Trust Company, N.A. (the Plan Agent) is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested in Fund shares.

Dividend and capital gain distributions (Distribution) will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value or, if net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a Distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

The Plan Agent's fees for the reinvestment of a Distribution will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. Although stockholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder's name and held for the account of beneficial owners who are participating in the Plan.

Stockholders who do not wish to have Distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and stockholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.
Computershare Trust Company, N.A.
P.O. Box 505000
Louisville, Kentucky 40233
1 (800) 231-2608

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2023

Potential Conflicts of Interest (unaudited)

As a diversified global financial services firm, Morgan Stanley, the parent company of the Adviser, engages in a broad spectrum of activities, including financial advisory services, investment management activities, lending, commercial banking, sponsoring and managing private investment funds, engaging in broker-dealer transactions and principal securities, commodities and foreign exchange transactions, research publication and other activities. In the ordinary course of its business, Morgan Stanley is a full-service investment banking and financial services firm and therefore engages in activities where Morgan Stanley's interests or the interests of its clients may conflict with the interests of the Fund. Morgan Stanley advises clients and sponsors, manages or advises other investment funds and investment programs, accounts and businesses (collectively, together with the Morgan Stanley Funds, any new or successor funds, programs, accounts or businesses (other than funds, programs, accounts or businesses sponsored, managed, or advised by former direct or indirect subsidiaries of Eaton Vance Corp. ("Eaton Vance Investment Accounts")), the "MS Investment Accounts," and, together with the Eaton Vance Investment Accounts, the "Affiliated Investment Accounts") with a wide variety of investment objectives that in some instances may overlap or conflict with the Fund's investment objectives and present conflicts of interest. In addition, Morgan Stanley or the Adviser may also from time to time create new or successor Affiliated Investment Accounts that may compete with the Fund and present similar conflicts of interest. The discussion below enumerates certain actual, apparent and potential conflicts of interest. There is no assurance that conflicts of interest will be resolved in favor of Fund shareholders and, in fact, they may not be. Conflicts of interest not described below may also exist.

The discussions below with respect to actual, apparent and potential conflicts of interest also may be applicable to or arise from the Eaton Vance Investment Accounts whether or not specifically identified.

Material Non-public Information. It is expected that confidential or material non-public information regarding an investment or potential investment opportunity may become available to the Adviser. If such information becomes available, the Adviser may be precluded (including by applicable law or internal policies or procedures) from pursuing an investment or disposition opportunity with respect to such investment or investment opportunity. Morgan Stanley has established certain information barriers and other policies to address the sharing of information between different businesses within Morgan Stanley. In limited circumstances, however, including for purposes of managing business and reputational risk, and subject to policies and procedures and any applicable regulations, Morgan Stanley personnel, including personnel of the investment adviser, on one side of an information barrier may have access to information and personnel on the other side of the information barrier through "wall crossings." The Adviser faces conflicts of interest in determining whether to engage in such wall crossings. Information obtained in connection with such wall crossings may limit or restrict the ability of the Adviser to engage in or otherwise effect transactions on behalf of the Fund (including purchasing or selling securities that the Adviser may otherwise have purchased or sold for the Fund in the absence of a wall crossing).

Investments by Morgan Stanley and its Affiliated Investment Accounts. In serving in multiple capacities to Affiliated Investment Accounts, Morgan Stanley, including the Adviser and its investment teams, may have obligations to other clients or investors in Affiliated Investment Accounts, the fulfillment of which may not be in the best interests of the Fund or its shareholders. The Fund's investment objectives may overlap with the investment objectives of certain Affiliated Investment Accounts. As a result, the members of an investment team may face conflicts in the allocation of investment opportunities among the Fund and other investment funds, programs, accounts and businesses advised by or affiliated with the Adviser. Certain Affiliated Investment Accounts may provide for

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2023

Potential Conflicts of Interest (unaudited) (cont'd)

higher management or incentive fees or greater expense reimbursements or overhead allocations, all of which may contribute to this conflict of interest and create an incentive for the Adviser to favor such other accounts. To seek to reduce potential conflicts of interest and to attempt to allocate such investment opportunities in a fair and equitable manner, the Adviser has implemented allocation policies and procedures. These policies and procedures are intended to give all clients of the Adviser, including the Fund, fair access to investment opportunities consistent with the requirements of organizational documents, investment strategies, applicable laws and regulations, and the fiduciary duties of the Adviser.

Investments by Separate Investment Departments. The entities and individuals that provide investment-related services for the Fund and certain other MS Investment Accounts (the "MS Investment Department") may be different from the entities and individuals that provide investment-related services to Eaton Vance Investment Accounts (the "Eaton Vance Investment Department" and, together with the MS Investment Department, the "Investment Departments"). Although Morgan Stanley has implemented information barriers between the Investment Departments in accordance with internal policies and procedures, each Investment Department may engage in discussions and share information and resources with the other Investment Department on certain matters relating to investment research and certain other activities. An Eaton Vance Investment Account could trade in advance of the Fund (and vice versa), might complete trades more quickly and efficiently than the Fund, and/or achieve different execution than the Fund on the same or similar investments made contemporaneously, even when the Investment Departments shared research and viewpoints that led to that investment decision. Any sharing of information or resources between the Investment Department servicing the Fund and the Eaton Vance Investment Department may result, from time to time, in the Fund simultaneously or contemporaneously seeking to engage in the same or similar transactions as an account serviced by the other Investment Department and for which there are limited buyers or sellers on specific securities, which could result in less favorable execution for the Fund than such Affiliated Investment Account.

Payments to Broker-Dealers and Other Financial Intermediaries. The Adviser and/or the Distributor may pay compensation, out of their own funds and not as an expense of the Fund, to certain Financial Intermediaries (which may include affiliates of the Adviser and the Distributor), including recordkeepers and administrators of various deferred compensation plans, in connection with the sale, distribution, marketing and retention of shares of the Fund and/or shareholder servicing. The prospect of receiving, or the receipt of, additional compensation, as described above, by Financial Intermediaries may provide such Financial Intermediaries and their financial advisors and other salespersons with an incentive to favor sales of shares of the Fund over other investment options with respect to which these Financial Intermediaries do not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund or the amount that the Fund receives to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and should review carefully any disclosures provided by Financial Intermediaries as to their compensation.

Morgan Stanley Trading and Principal Investing Activities. Notwithstanding anything to the contrary herein, Morgan Stanley will generally conduct its sales and trading businesses, publish research and analysis, and render investment advice without regard for the Fund's holdings, although these activities could have an adverse impact on the value of one or more of the Fund's investments, or

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2023

Potential Conflicts of Interest (unaudited) (cont'd)

could cause Morgan Stanley to have an interest in one or more portfolio investments that is different from, and potentially adverse to, that of the Fund.

Morgan Stanley's Investment Banking and Other Commercial Activities. Morgan Stanley advises clients on a variety of mergers, acquisitions, restructuring, bankruptcy and financing transactions. Morgan Stanley may act as an advisor to clients, including other investment funds that may compete with the Fund and with respect to investments that the Fund may hold. Morgan Stanley may give advice and take action with respect to any of its clients or proprietary accounts that may differ from the advice given, or may involve an action of a different timing or nature than the action taken, by the Fund. Morgan Stanley may give advice and provide recommendations to persons competing with the Fund and/or any of the Fund's investments that are contrary to the Fund's best interests and/or the best interests of any of its investments.

Morgan Stanley may be engaged to act as a financial advisor to a company in connection with the sale of such company, or subsidiaries or divisions thereof, may represent potential buyers of businesses through its mergers and acquisition activities and may provide lending and other related financing services in connection with such transactions. Morgan Stanley's compensation for such activities is usually based upon realized consideration and is usually contingent, in substantial part, upon the closing of the transaction. Under these circumstances, the Fund may be precluded from participating in a transaction with or relating to the company being sold or participating in any financing activity related to a merger or an acquisition.

General Process for Potential Conflicts. All of the transactions described above involve the potential for conflicts of interest between the Adviser, related persons of the Adviser and/or their clients. The Investment Advisers Act of 1940, as amended (the "Advisers Act") the 1940 Act and ERISA impose certain requirements designed to decrease the possibility of conflicts of interest between an investment adviser and its clients. In some cases, transactions may be permitted subject to fulfillment of certain conditions. Certain other transactions may be prohibited. In addition, the Adviser has instituted policies and procedures designed to prevent conflicts of interest from arising and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with its fiduciary duty to its clients and in accordance with applicable law. The Adviser seeks to ensure that potential or actual conflicts of interest are appropriately resolved taking into consideration the overriding best interests of the client.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2023

Important Notices (unaudited)

Reporting to Shareholders

The Fund provides a complete schedule of portfolio holdings in its Semi-Annual and Annual Reports within 60 days of the end of the Fund's second and fourth fiscal quarters. The Semi-Annual Reports and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the Fund's first and third fiscal quarters as an attachment to Form N-PORT and monthly holding for each money market fund on Form N-MFP. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to stockholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may, however, obtain Form N-PORT filings (as well as the Form N-CSR, N-CSRS and N-MFP filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov).

In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, the Fund provides a complete schedule of portfolio holdings on the public website on a monthly basis at least 15 calendar days after month end and under other conditions as described in the Fund's policy on portfolio holdings disclosure. You may obtain copies of the Fund's monthly website postings by calling toll free 1(800) 231-2608.

Proxy Voting Policy and Procedures and Proxy Voting Record

A copy of (1) the Fund's policies and procedures with respect to the voting of proxies relating to the Fund's portfolio securities; and (2) how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, is available without charge, upon request, by calling toll free 1(800) 231-2608 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's web site at www.sec.gov.

Share Repurchase Program

You can access information about the monthly share repurchase results through Morgan Stanley Investment Management's website: www.morganstanley.com/im

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2023

U.S. Customer Privacy Notice (unaudited)  April 2021

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◼ Social Security number and income
◼ investment experience and risk tolerance
◼ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our investment management affiliates' everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2023

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

To limit our sharing	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

Who we are

Who is providing this notice?	Morgan Stanley Investment Management Inc. and its investment management affiliates ("MSIM") (see Investment Management Affiliates definition below)

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
◼ open an account or make deposits or withdrawals from your account
◼ buy securities from us or make a wire transfer
◼ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2023

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

What we do

Why can't I limit all sharing?	Federal law gives you the right to limit only
◼ sharing for affiliates' everyday business purposes — information about your creditworthiness
◼ affiliates from using your information to market to you
◼ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions

Investment Management Affiliates

MSIM Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds in the Investment Management Division. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
◼ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ◼ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ◼ MSIM doesn't jointly market

Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2023

Directors and Officers Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mèrite by the French Government; elected to the National Academy of Engineering (2009).

				86

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a former member of the CNA Military Advisory Board; Chairman of the Board of Trustees of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Frances L. Cashman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1961	Director	Since February 2022	Chief Executive Officer, Asset Management Division, Delinian Ltd. (financial information) (May 2021-Present); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicolaus (2005-2010).	87

Trustee and Investment Committee Member, GeorgiaTech Foundation (since June 2019); Trustee and Chair of Marketing Committee, and Member of Investment Committee, Loyola Blakefield (Since September 2017); Trustee, MMI Gateway Foundation (since September 2017); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	86	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	87

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Eddie A. Grier c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since February 2022	Dean, Santa Clara University Leavey School of Business (since July 2021); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	87

Director, Witt/Keiffer, Inc. (executive search) (since 2016); Director, NuStar GP, LLC (energy) (since August 2021); Director, Sonida Senior Living, Inc. (residential community operator) (2016-2021); Director, NVR, Inc. (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (2012-2021); Regent, University of Massachusetts Global (since 2021); Director and Chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Chairperson of the Audit Committee (since January 2023) and Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	87

Director, Vertiv Holdings Co. (VRT) (since August 2022); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee (2008-2021); Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director, Barnes Group Inc. (since July 2021); Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Center for Law and Entrepreneurship Board of Advisors; Director of Best Transport (2005-2019); Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee.

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	86	Director of NVR, Inc. (home construction).

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Joseph K. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (2006-2022) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006); CFO of the J. Paul Getty Trust (1982-1999).	87	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				86	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia A. Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer — Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	87	Trustee (since January 2022) and Treasurer (since January 2023), Nutley Family Service Bureau, Inc.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Board since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	86	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2023) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Directors at any time during the past five years.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 1585 Broadway New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2020).

Francis J. Smith 750 Seventh Avenue New York, NY 10019 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 1585 Broadway New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Managing Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

The Fund does not make available copies of its statement of additional information because the Fund's shares are not continuously offered, which means that the statement of additional information of the Fund has not been updated after completion of the Fund's offerings and the information contained in the Fund's statement of additional information may have become outdated.

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

(This page has been left blank intentionally.)

Adviser and Administrator

Morgan Stanley Investment Management Inc.
1585 Broadway
New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Custodian

State Street Bank and Trust Company
One Congress Street
Boston, Massachusetts 02114

Stockholder Servicing Agent

Computershare Trust Company, N.A.
P.O. Box 505000
Louisville, Kentucky 40233

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call toll free 1 (800) 231-2608 or visit our website at www.morganstanley.com/im. All investments involve risks, including the possible loss of principal.

© 2023 Morgan Stanley

CEEDDANN 6123511 EXP 12.31.24

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) No information need be disclosed pursuant to this paragraph.

(c) Not applicable.

(d) Not applicable.

(e) Not applicable.

(f)

  (1) The registrant’s Code of Ethics is attached hereto as Exhibit 13 A.

  (2) Not applicable.

  (3) Not applicable.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Directors has determined that Jakki L. Haussler, an “independent” Trustee, is an “audit committee financial expert" serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g). Based on fees billed for the periods shown:

2023

	Registrant		Covered Entities(1)
Audit Fees	$74,810		N/A
Non-Audit Fees
Audit-Related Fees	$—	(2)	$—	(2)
Tax Fees	$—	(3)	$—	(4)
All Other Fees	$—		$1,586,712	(5)
Total Non-Audit Fees	$—		$1,586,712
Total	$74,810		$1,586,712

2022

	Registrant		Covered Entities(1)
Audit Fees	$74,810		N/A
Non-Audit Fees
Audit-Related Fees	$—	(2)	$—	(2)
Tax Fees	$—	(3)	$—	(4)
All Other Fees	$—		$13,150,465	(5)
Total Non-Audit Fees	$—		$13,150,465
Total	$74,810		$13,150,465

N/A- Not applicable, as not required by Item 4.

(1)	Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)	Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities' and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities' tax returns.

(5)	The fees included under “All Other Fees” are for services provided by Ernst & Young LLP related to surprise examinations for certain investment accounts to satisfy SEC Custody Rules and consulting services related to merger integration for sister entity to the Adviser.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

AUDIT COMMITTEE
AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY AND PROCEDURES
OF THE
MORGAN STANLEY FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004 AND JUNE 12 AND 13, 20193

 1. Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor. The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

3 This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

 2. Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

 3. Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix A. All other Audit services not listed in Appendix A must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

 4. Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-CEN and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix A. All other Audit-related services not listed in Appendix A must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

 5. Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix A. All Tax services in Appendix A must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

 6. All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix A. Permissible All Other services not listed in Appendix A must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

 7. Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

 8. Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Principal Financial and Accounting Officer and must include a detailed description of the services to be rendered. The Fund’s Principal Financial and Accounting Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee or Chairperson of the Audit Committee will be submitted to the Audit Committee by the Fund’s Principal Financial and Accounting Officer, who, after consultation with the Independent Auditors, will discuss whether the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Principal Financial and Accounting Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund’s Principal Financial and Accounting Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Fund’s Principal Financial and Accounting Officer and management will immediately report to the Chairperson of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Principal Financial and Accounting Officer or any member of management.

 9. Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with the PCAOB’s Ethics and Independence Rule 3526, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

 10. Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:

 Morgan Stanley Funds

 Morgan Stanley & Co. LLC

 Morgan Stanley Investment Management Inc.

 Morgan Stanley Investment Management Limited

 Morgan Stanley Investment Management Private Limited

 Morgan Stanley Asset & Investment Trust Management Co., Limited

 Morgan Stanley Investment Management Company

 Morgan Stanley Services Company, Inc.

 Morgan Stanley Distribution, Inc.

 Morgan Stanley AIP GP LP

 Morgan Stanley Alternative Investment Partners LP

 Morgan Stanley Smith Barney LLC

 Morgan Stanley Capital Management LLC

 Morgan Stanley Asia Limited

 Morgan Stanley Services Group

(e)(2) Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f) Not applicable.

(g) See table above.

(h) The audit committee of the Board of Directors has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors' independence in performing audit services.

APPENDIX A

Pre-Approved Audit Services

Service	Range of Fees
	The Fund(s)	Covered Entities
Statutory audits or financial audits for the Funds	For a complete list of fees, please contact the legal department **	N/A
Services associated with SEC registration statements (including new fund filings/seed audits), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end fund offerings, consents), and assistance in responding to SEC comment letters	*	*
Consultations by the Fund’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard setting bodies (Note: Under SEC rules, some consultations may be “audit related” services rather than “audit” services)	*	*

Pre-Approved Audit-Related Services

Service	Range of Fees
	The Fund(s)	Covered Entities
Attest procedures not required by statute or regulation	*	*
Due diligence services pertaining to potential fund mergers	*	*
Consultations by the Fund’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be “audit” services rather than “audit-related” services)	*	*
General assistance with implementation of the requirements of SEC rules or listing standards promulgated pursuant to the Sarbanes-Oxley Act	*	*

Pre-Approved Tax Services

Service	Range of Fees
	The Fund(s)	Covered Entities
U.S. federal, state and local tax planning and advice	*	*
U.S. federal, state and local tax compliance	*	*
International tax planning and advice	*	*
International tax compliance	*	*
Review/preparation of federal, state, local and international income, franchise, and other tax returns	$450,000 PwC	N/A
Identification of Passive Foreign Investment Companies	$175,000 PwC	*
PwC ITV Tool – assist in determining which Fund holdings have foreign capital gains tax exposure	$125,000 PwC	*
Foreign Tax Services - Preparation of local foreign tax returns and assistance with local tax compliance issues (including maintenance of transaction schedules, assistance in periodic tax remittances, tax registration, representing funds before foreign revenue authorities and assistance with assessment orders)	$500,000 PwC	*
Assistance with tax audits and appeals before the IRS and similar state, local and foreign agencies	*	*
Tax advice and assistance regarding statutory, regulatory or administrative developments (e.g., excise tax reviews, evaluation of Fund’s tax compliance function)	*	*

Pre-Approved All Other Services

Service	Range of Fees
	The Fund(s)	Covered Entities
Risk management advisory services, e.g., assessment and testing of security infrastructure controls	*	*

* Aggregate fees related to the pre-approved services will be limited to 10% of the 2023/2024 annual fees for audit and tax services (see fee schedule distributed by the Auditors).
** Audit and tax services for new funds/portfolios will be subject to the maximum audit and tax fee for a fund/portfolio on fee schedule distributed by the Auditors.

Prohibited Non-Audit Services

 • Bookkeeping or other services related to the accounting records or financial statements of the audit client

 • Financial information systems design and implementation

 • Appraisal or valuation services, fairness opinions or contribution-in-kind reports

 • Actuarial services

 • Internal audit outsourcing services

 • Management functions

 • Human resources

 • Broker-dealer, investment adviser or investment banking services

 • Legal services

 • Expert services unrelated to the audit

(i)           Not Applicable.

(j)           Not Applicable.

Item 5. Audit Committee of Listed Registrants.

(a) The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:

Joseph J. Kearns, Nancy C. Everett, Eddie A. Grier and Jakki L. Haussler.

(b) Not applicable.

Item 6. Schedule of Investments

(a) See Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant’s and its Investment Advisor’s Proxy Voting Policies and Procedures are as follows:

March 2022

MORGAN STANLEY INVESTMENT MANAGEMENT

EQUITY PROXY VOTING POLICY AND PROCEDURES

I Policy Statement

Morgan Stanley Investment Management’s policy and procedures for voting proxies, the Equity Proxy Voting Policy and Procedures (the “Policy”), with respect to securities held in the accounts of clients applies to those Morgan Stanley Investment Management ("MSIM") entities that provide discretionary investment management services and for which a MSIM entity has authority to vote proxies.1 For purposes of this Policy, clients shall include: Morgan Stanley U.S. registered investment companies, other Morgan Stanley pooled investment vehicles, and MSIM separately managed accounts (including accounts for Employee Retirement Income Security (“ERISA”) clients and ERISA- equivalent clients). This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

The MSIM entities covered by this Policy currently include the following: Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Saudi Arabia, MSIM Fund Management (Ireland) Limited, Morgan Stanley Asia Limited, Morgan Stanley Investment Management (Japan) Co. Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Eaton Vance CLO Manager LLC, and Morgan Stanley Eaton Vance CLO CM LLC (each an "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates" or as "we" below).

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets.

 •  With respect to the U.S. registered investment companies sponsored, managed or advised by any MSIM Affiliate (the "MS Funds”), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MS Funds.

 •   For other pooled investment vehicles (e.g., UCITS), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the relevant governing board.

 •   For separately managed accounts (including ERISA and ERISA-equivalent clients), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under the applicable investment advisory agreement or investment management agreement. Where an MSIM Affiliate has the authority to vote proxies on behalf of ERISA and ERISA-equivalent clients, the MSIM Affiliate must do so in accordance with its fiduciary duties under ERISA (and the Internal Revenue Code).

 •   In certain situations, a client or its fiduciary may reserve the authority to vote proxies for itself or an outside party or may provide an MSIM Affiliate with a statement of proxy voting policy. The MSIM Affiliate will comply with the client’s policy.

1 This Policy does not apply to MSIM’s authority to exercise certain decision-making rights associated with investments in loans and other fixed income instruments (collectively, for purposes hereof, “Fixed Income Instruments”).

An MSIM Affiliate will not vote proxies unless the investment management agreement, investment advisory agreement or other authority explicitly authorizes the MSIM Affiliate to vote proxies.

MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client’s benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns (“Client Proxy Standard”) and this Policy. In addition to voting proxies of portfolio companies, MSIM routinely engages with the management or board of companies in which we invest on a range of environmental, social and governance issues. Governance is a window into or proxy for management and board quality. MSIM engages with companies where we have larger positions, voting issues are material or where we believe we can make a positive impact on the governance structure. MSIM’s engagement process, through private communication with companies, allows us to understand the governance structures at investee companies and better inform our voting decisions.

Retention and Oversight of Proxy Advisory Firms – Institutional Shareholder Services (“ISS”) and Glass Lewis (together with other proxy research providers as we may retain from time to time, the “Research Providers”) are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, record retention, ballot processing and voting recommendations.

To facilitate proxy voting MSIM has retained Research Providers to provide company level reports that summarize key data elements contained within an issuer's proxy statement. Although we are aware of the voting recommendations included in the Research Providers' company level reports, these recommendations are not an input into our vote nor is any potential vote prepopulated based on a Research Provider's research. MSIM votes all proxies based on its own proxy voting policies, consultation with the investment teams, and in the best interests of each client. In addition to research, MSIM retains ISS to provide vote execution, reporting, and recordkeeping services.

As part of MSIM’s ongoing oversight of the Research Providers, MSIM performs periodic due diligence on the Research Providers. Topics of the reviews include, but are not limited to, conflicts of interest, methodologies for developing their policies and vote recommendations, and resources.

Voting Proxies for Certain Non-U.S. Companies - Voting proxies of companies located in some jurisdictions may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients’ non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

Securities Lending - MS Funds or any other investment vehicle sponsored, managed or advised by an MSIM affiliate may participate in a securities lending program through a third party provider. The voting rights for shares that are out on loan are transferred to the borrower and therefore, the lender (i.e., an MS Fund or another investment vehicle sponsored, managed or advised by an MSIM affiliate) is not entitled to vote the lent shares at the company meeting. In general, MSIM believes the revenue received from the lending program outweighs the ability to vote and we will not recall shares for the purpose of voting. However, in cases in which MSIM believes the right to vote outweighs the revenue received, we reserve the right to recall the shares on loan on a best efforts basis.

2. General Proxy Voting Guidelines

To promote consistency in voting proxies on behalf of our clients, we follow this Policy (subject to any exception set forth herein). The Policy addresses a broad range of issues, and provides general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee (see Section 3) and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP ("Morgan Stanley AIP") will follow the procedures as described in Appendix B.

We endeavor to integrate governance and proxy voting policy with investment goals, using the vote to encourage portfolio companies to enhance long-term shareholder value and to provide a high standard of transparency such that equity markets can value corporate assets appropriately.

We seek to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests and / or priorities reflected in their mandates with respect to the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers.

We may abstain from or vote against matters for which disclosure is inadequate.

A. Routine Matters

We generally support routine management proposals. The following are examples of routine management proposals:

 •   Approval of financial statements and auditor reports if delivered with an unqualified auditor’s opinion.

 •   General updating/corrective amendments to the charter, articles of association or bylaws, unless we believe that such amendments would diminish shareholder rights.

Most proposals related to the conduct of the annual meeting, with the following exceptions. We generally oppose proposals that relate to “the transaction of such other business which may come before the meeting,” and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e., an uncontested corporate transaction), the adjournment request will be supported. We do not support proposals that allow companies to call a special meeting with a short (generally two weeks or less) time frame for review. We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B. Board of Directors

 a.Election of directors

Votes on board nominees can involve balancing a variety of considerations. In vote decisions, we may take into consideration whether the company has a majority voting policy in place that we believe makes the director vote more meaningful. In the absence of a proxy contest, we generally support the board’s nominees for director except as follows:

  • We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and/or loyalty. We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent. We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems; if we believe the board is acting with insufficient independence between the board and management; or if we believe the board has not been sufficiently forthcoming with information on key governance or other material matters.

  • We consider withholding support from or voting against interested directors if the company’s board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for an NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent.

   1. At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the board or its committees are not sufficiently independent. In markets where board independence is not the norm (e.g. Japan), however, we consider factors including whether a board of a controlled company includes independent members who can be expected to look out for interests of minority holders.

   2. We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.

• Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company’s compensation/remuneration, nominating/governance or audit committee.

• We consider withholding support from or voting against nominees if the term for which they are nominated is excessive. We consider this issue on a market-specific basis.

• We consider withholding support from or voting against nominees if in our view there has been insufficient board renewal (turnover), particularly in the context of extended poor company performance. Also, if the board has failed to consider diversity, including but not limited to, gender and ethnicity, in its board composition.

• We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a “bright line” test. For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pill would be seen as a basis for opposing one or more incumbent nominees.

• In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such. We also consider voting against the audit committee members if the company has faced financial reporting issues and/or does not put the auditor up for ratification by shareholders.

• We believe investors should have the ability to vote on individual nominees, and may abstain or vote against a slate of nominees where we are not given the opportunity to vote on individual nominees.

• We consider withholding support from or voting against a nominee who has failed to attend at least 75% of the nominee’s board and board committee meetings within a given year without a reasonable excuse. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

• We consider withholding support from or voting against a nominee who appears overcommitted, particularly through service on an excessive number of boards. Market expectations are incorporated into this analysis; for U.S. boards, we generally oppose election of a nominee who serves on more than five public company boards (excluding investment companies), or public company CEOs that serve on more than two outside boards given level of time commitment required in their primary job.

• We consider withholding support from or voting against a nominee where we believe executive remuneration practices are poor, particularly if the company does not offer shareholders a separate “say-on-pay” advisory vote on pay.

 b.Discharge of Directors’ Duties

In markets where an annual discharge of directors' responsibility is a routine agenda item, we generally support such discharge. However, we may vote against discharge or abstain from voting where there are serious findings of fraud or other unethical behavior for which the individual bears responsibility. The annual discharge of responsibility represents shareholder approval of disclosed actions taken by the board during the year and may make future shareholder action against the board difficult to pursue.

 c.Board Independence

We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66⅔%) of the company’s board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

 d.Board Diversity

We generally support shareholder proposals urging diversity of board membership with respect to gender, race or other factors where we believe the board has failed to take these factors into account. We will also consider not supporting the re-election of the nomination committee and / or chair (or other resolutions when the nomination chair is not up for re-election) where we perceive limited progress in gender diversity, with the expectation where feasible and with consideration of any idiosyncrasies of individual markets, that female directors represent not less than a third of the board, unless there is evidence that the company has made significant progress in this area. In markets where information on director ethnicity is available, and it is legal to obtain it, and where it is relevant, we will generally also consider not supporting the re-election of the nomination committee chair (or other resolutions when the nomination chair is not up for re-election) if the board lacks ethnic diversity and has not outlined a credible diversity strategy.

 e.Majority Voting

We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

 f.Proxy Access

We consider proposals on procedures for inclusion of shareholder nominees and to have those nominees included in the company’s proxy statement and on the company’s proxy ballot on a case-by-case basis. Considerations include ownership thresholds, holding periods, the number of directors that shareholders may nominate and any restrictions on forming a group.

 g.Reimbursement for Dissident Nominees

We generally support well-crafted U.S. shareholder proposals that would provide for reimbursement of dissident nominees elected to a board, as the cost to shareholders in electing such nominees can be factored into the voting decision on those nominees.

 h.Proposals to Elect Directors More Frequently

In the U.S. public company context, we usually support shareholder and management proposals to elect all directors annually (to “declassify” the board), although we make an exception to this policy where we believe that long-term shareholder value may be harmed by this change given particular circumstances at the company at the time of the vote on such proposal. As indicated above, outside the United States we generally support greater accountability to shareholders that comes through more frequent director elections, but recognize that many markets embrace longer term lengths, sometimes for valid reasons given other aspects of the legal context in electing boards.

 i.Cumulative Voting

We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board.) U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.

 j.Separation of Chairman and CEO Positions

We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint an independent Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context. In the United States, we consider such proposals on a case-by-case basis, considering, among other things, the existing board leadership structure, company performance, and any evidence of entrenchment or perceived risk that power is overly concentrated in a single individual.

 k.Director Retirement Age and Term Limits

Proposals setting or recommending director retirement ages or director term limits are voted on a case-by-case basis that includes consideration of company performance, the rate of board renewal, evidence of effective individual director evaluation processes, and any indications of entrenchment.

 l.Proposals to Limit Directors’ Liability and/or Broaden Indemnification of Officers and Directors

Generally, we will support such proposals provided that an individual is eligible only if he or she has not acted in bad faith, with gross negligence or with reckless disregard of their duties.

 C. Statutory Auditor Boards

The statutory auditor board, which is separate from the main board of directors, plays a role in corporate governance in several markets. These boards are elected by shareholders to provide assurance on compliance with legal and accounting standards and the company’s articles of association. We generally vote for statutory auditor nominees if they meet independence standards. In markets that require disclosure on attendance by internal statutory auditors, however, we consider voting against nominees for these positions who failed to attend at least 75% of meetings in the previous year. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

 D. Corporate Transactions and Proxy Fights

We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis in the interests of each fund or other account. Proposals for mergers or other significant transactions that are friendly and approved by the Research Providers usually are supported if there is no portfolio manager objection. We also analyze proxy contests on a case-by-case basis.

 E. Changes in Capital Structure

  We generally support the following:

  • Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.

  • U.S. management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding. (We consider proposals that do not meet these criteria on a case-by-case basis.)

  • U.S. management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.

  • Proposals in non-U.S. markets that in our view appropriately limit potential dilution of existing shareholders. A major consideration is whether existing shareholders would have preemptive rights for any issuance under a proposal for standing share issuance authority. We generally consider market-specific guidance in making these decisions; for example, in the U.K. market we usually follow Association of British Insurers’ (“ABI”) guidance, although company-specific factors may be considered and for example, may sometimes lead us to voting against share authorization proposals even if they meet ABI guidance.

  • Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.

  • Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

  • Management proposals to effect stock splits.

  • Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

  • Management dividend payout proposals, except where we perceive company payouts to shareholders as inadequate.

  We generally oppose the following (notwithstanding management support):

  • Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.

  • Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders. However, depending on market practices, we consider voting for proposals giving general authorization for issuance of shares not subject to pre-emptive rights if the authority is limited.

  • Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).

  • Proposals relating to changes in capitalization by 100% or more.

We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances. For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.

F. Takeover Defenses and Shareholder Rights

 •Shareholder Rights Plans

We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills). In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles in the market (and specifically the presence of an adequate qualified offer provision that would exempt offers meeting certain conditions from the pill); and the specific context if the proposal is made in the midst of a takeover bid or contest for control.

 •Supermajority Voting Requirements

We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements. Also, we oppose provisions that do not allow shareholders any right to amend the charter of bylaws.

 •Shareholders Right to Call a Special Meeting

We consider proposals to enhance a shareholder’s rights to call meetings on a case-by-case basis. At large-cap U.S. companies, we generally support efforts to establish the right of holders of 10% or more of shares to call special meetings, unless the board or state law has set a policy or law establishing such rights at a threshold that we believe to be acceptable.

 •Written Consent rights

In the U.S. context, we examine proposals for shareholder written consent rights on a case-by-case basis.

 •Reincorporation

We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis. We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.

 •Anti-greenmail Provisions

Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

 •Bundled Proposals

We may consider opposing or abstaining on proposals if disparate issues are “bundled” and presented for a single vote.

G. Auditors

We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors.

H. Executive and Director Remuneration

We generally support the following:

  • Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage (“run rate”) of equity compensation in the recent past; or if there are objectionable plan design and provisions.

  • Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context. While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director’s decision to resign from a board (such forfeiture can undercut director independence).

  • Proposals for employee stock purchase plans that permit discounts, but only for grants that are part of a broad-based employee plan, including all non-executive employees, and only if the discounts are limited to a reasonable market standard or less.

  • Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

We generally oppose retirement plans and bonuses for non-executive directors and independent statutory auditors.

In the U.S. context, we generally vote against shareholder proposals requiring shareholder approval of all severance agreements, but we generally support proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) or proposals that require companies to adopt a provision requiring an executive to receive accelerated vesting of equity awards if there is a change of control and the executive is terminated. We generally oppose shareholder proposals that would establish arbitrary caps on pay. We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such shareholder proposals where we consider SERPs excessive.

Shareholder proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company’s current and past practices. While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider factors including whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.

We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in executive equity compensation programs.

We generally support shareholder proposals for reasonable “claw-back” provisions that provide for company recovery of senior executive bonuses to the extent they were based on achieving financial benchmarks that were not actually met in light of subsequent restatements.

Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company’s reasons and justifications for a re-pricing, the company’s competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

   Say-on-Pay

  We consider proposals relating to an advisory vote on remuneration on a case-by-case basis. Considerations include a review of the relationship between executive remuneration and performance based on operating trends and total shareholder return over multiple performance periods. In addition, we review remuneration structures and potential poor pay practices, including relative magnitude of pay, discretionary bonus awards, tax gross ups, change-in-control features, internal pay equity and peer group construction. As long-term investors, we support remuneration policies that align with long-term shareholder returns.

 I. Social and Environmental Issues

Shareholders in the United States and certain other markets submit proposals encouraging changes in company disclosure and practices related to particular social and environmental matters. MSIM believes that relevant social and environmental issues, including principal adverse sustainability impacts, can influence risk and return. Consequently, we consider how to vote on proposals related to social and environmental issues on a case-by-case basis by determining the relevance of social and environmental issues identified in the proposal and their likely impacts on shareholder value. In reviewing proposals on social and environmental issues, we consider a company's current disclosures and our understanding of the company's management of material social and environmental issues in comparison to peers. We seek to balance concerns on reputational and other risks that lie behind a proposal against costs of implementation, while considering appropriate shareholder and management prerogatives. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value and we may oppose proposals that intrude excessively on management prerogatives and/or board discretion. We generally vote against proposals requesting reports or actions that we believe are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We consider proposals on these sustainability risks, opportunities and impacts on a case-by-case basis but generally support proposals that seek to enhance useful disclosure. We focus on  understanding the company's business and commercial context and recognise that there is no one size fits all that can apply to all companies. In assessing and prioritising proposals, we carefully reflect on the materiality of the issues as well as the sector and geography in which the company operates. We also consider the  explanation companies provide where they may depart from best practice to assess the adequacy and appropriateness of measures that are in place.

 Environmental Issues:

We generally support proposals that, if implemented, would enhance useful disclosure, such as disclosures aligned with SASB (Sustainability Accounting Standards Board) and the TCFD (Task Force on Climate-related Financial Disclosures). We also generally support proposals that aim to meaningfully reduce or mitigate a company's impact on the global climate. We generally will support reasonable proposals to reduce negative environmental impacts and ameliorate a company’s overall environmental footprint, including any threats to biodiversity in ecologically sensitive areas. We generally will also support proposals asking companies to report on their environmental practices, policies and impacts, including environmental damage and health risks resulting from operations, and the impact of environmental liabilities on shareholder value.

 Social Issues:

We generally support proposals that, if implemented, would enhance useful disclosure on employee and board diversity, including gender, race, and other factors. We consider proposals on other social issues on a case-by-case basis but generally support proposals that:

- Seek to enhance useful disclosure or improvements on material issues such as human rights risks, supply chain management. workplace safety, human capital management and pay equity.

- Encourage policies to eliminate gender-based violence and other forms of harassment from the workplace.

We may consider withholding support where we have material concerns in relation to a company’s involvement/remediation of a breach of global conventions such as UN Global Compact Principles on Human Rights, Labour Standards, Environment and Business Malpractice.

 J. Funds of Funds

Certain MS Funds advised by an MSIM Affiliate invest only in other MS Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee. In markets where proportional voting is not available we will not vote at the meeting, unless otherwise determined by the Proxy Review Committee. Other MS Funds invest in unaffiliated funds. If an unaffiliated underlying fund has a shareholder meeting and the MS Fund owns more than 25% of the voting shares of the underlying fund, the MS Fund will vote its shares in the unaffiliated underlying fund in the same proportion as the votes of the other shareholders of the underlying fund to the extent possible.

 Voting Conditions Triggered Under Rule 12d1-4

Rule 12d1-4 sets forth the conditions under which a registered fund (“acquiring fund”) may invest in excess of the statutory limits of Section 12(d)(1) of the 1940 Act (for example by owning more than 3% of the total outstanding voting stock) in another registered fund (“acquired fund”).  In the event that a Morgan Stanley “acquiring fund” invests in an “acquired fund” in reliance on Rule 12d1-4 under the 1940 Act, and the MS Fund and its “advisory group” (as defined in Rule 12d1-4) hold more than (i) 25% of the total outstanding voting stock of a particular open-end fund (including ETFs) or (ii) 10% of the total outstanding voting stock of a particular closed-end fund, the Morgan Stanley “acquiring fund” and its “advisory group” will be required to vote all shares of the open- or closed-end fund held by the fund and its “advisory group” in the same proportion as the votes of the other shareholders of the open- or closed-end fund.

Because MSIM and Eaton Vance are generally considered part of the same “advisory group”, an Eaton Vance “acquiring fund” that is required to comply with the voting conditions set forth in Rule 12d1-4 could potentially implicate voting conditions for a MS Fund invested in the same open- or closed-end fund as the Eaton Vance “acquiring fund”. The Committee will be notified by Compliance if the conditions are triggered for a particular open- or closed-end fund holding in an MS Fund.  In the event that the voting conditions in Rule 12d1-4 are triggered, please refer to the Morgan Stanley Funds Fund of Funds Investment Policy for specific information on Rule 12d1-4 voting requirements and exceptions.

3. Administration of the Policy

The MSIM Proxy Review Committee (the “Committee”) has overall responsibility for the Policy. The Committee consists of investment professionals who represent the different investment disciplines and geographic locations of MSIM, and is chaired by the director of the Global Stewardship Team (“GST”). Because proxy voting is an investment responsibility and may affect shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes. The GST administers and implements the Policy, as well as monitoring services provided by the proxy advisory firms and other research providers used in the proxy voting process. The GST Director is responsible for identifying issues that require Committee deliberation or ratification. The GST, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines.

The GST has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance.

The Committee may periodically review and has the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

GST and members of the Committee may take into account Research Providers’ recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst comments and research, as applicable. Generally, proxies related to securities held in client accounts that are managed pursuant to quantitative, index or index-like strategies ("Index Strategies") will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the GST will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

A. Committee Procedures

The Committee meets at least quarterly, and reviews and considers changes to the Policy at least annually. Through meetings and/or written communications, the Committee is responsible for monitoring and ratifying “split votes” (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or “override voting” (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy). The Committee will review developing issues and approve upcoming votes, as appropriate, for matters as requested by GST.

The Committee reserves the right to review voting decisions at any time and to make voting decisions as necessary to ensure the independence and integrity of the votes.

B. Material Conflicts of Interest

In addition to the procedures discussed above, if the GST Director determines that an issue raises a material conflict of interest, the GST Director may request a special committee (“Special Committee”) to review, and recommend a course of action with respect to, the conflict(s) in question.

A potential material conflict of interest could exist in the following situations, among others:

 •    The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a matter that materially affects the issuer.

 •   The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

 •   Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

 •   One of Morgan Stanley’s independent directors or one of MSIM Funds’ directors also serves on the board of directors or is a nominee for election to the board of directors of a company held by a MSIM Fund or affiliate.

If the GST Director determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the issue will be addressed as follows:

 •   If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

 •   If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers consulted have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM’s Client Proxy Standard.

 •   If the Research Providers’ recommendations differ, the GST Director will refer the matter to a Special Committee to vote on the proposal, as appropriate.

Any Special Committee shall be comprised of the GST Director, and at least two portfolio managers (preferably members of the Committee), as approved by the Committee. The GST Director may request non-voting participation by MSIM’s General Counsel or his/her designee and the Chief Compliance Officer or his/her designee. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

C. Proxy Voting Reporting

The CGT will document in writing all Committee and Special Committee decisions and actions, which documentation will be maintained by the GST for a period of at least six years. To the extent these decisions relate to a security held by a MS Fund, the GST will report the decisions to each applicable Board of Trustees/Directors of those MS Funds (the "Board") at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made during the most recently ended calendar quarter immediately preceding the Board meeting.

In addition, to the extent that Committee and Special Committee decisions and actions relate to a security held by other pooled investment vehicles, the GST will report the decisions to the relevant governing board of the pooled investment vehicle. MSIM will promptly provide a copy of this Policy to any client requesting it.

MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account.

MSIM’s Legal Department, in conjunction with GST and GST IT for MSIM Fund reporting and with the AIP investment team for AIP Closed-End 40 Act Fund reporting, is responsible for filing an annual Form N-PX on behalf of each MSIM Fund and AIP Closed-End 40 Act Fund for which such filing is required, indicating how all proxies were voted with respect to each such fund’s holdings.

Also, MSIM maintains voting records of individual agenda items a company meetings in a searchable database on its website on a rolling 12-month basis.

In addition, ISS provides vote execution, reporting and recordkeeping services to MSIM.

4. Recordkeeping

Records are retained in accordance with Morgan Stanley’s Global Information Management Policy, which establishes general Firm-wide standards and procedures regarding the retention, handling, and destruction of official books and records and other information of legal or operational significance. The Global Information Management Policy incorporates Morgan Stanley’s Master Retention Schedule, which lists various record classes and associated retention periods on a global basis.

Approved by the Board September 2015, September 27-28, 2016, September 27-28, 2017, October 3-4, 2018 and September 24-25, 2019; and September 30 – October 1, 2020 [pending].

Appendix B

Appendix B applies to the following accounts managed by Morgan Stanley AIP GP LP (i) closed-end funds registered under the Investment Company Act of 1940, as amended; (ii) discretionary separate accounts; (iii) unregistered funds; and (iv) non-discretionary accounts offered in connection with AIP’s Custom Advisory Portfolio Solutions service. Generally, AIP will follow the guidelines set forth in Section II of MSIM’s Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Fund of Hedge Funds investment team, the Private Markets investment team or the Portfolio Solutions team of AIP. A summary of decisions made by the applicable investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.

In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.

Waiver of Voting Rights

For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the “Fund”) that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:

 1. Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a “Designated Person,” and collectively, the “Designated Persons”), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person’s death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and

 2. Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund’s organizational documents; provided, however, that, if the Fund’s organizational documents require the consent of the Fund’s general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

FUND MANAGEMENT

As of the date of this report, the Fund is managed by members of the Emerging Markets Debt team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund's portfolio are Sahil Tandon, Managing Director of the Sub-Adviser, Brian Shaw, Executive Director of the Adviser and Patrick Campbell, Executive Director of the Adviser.

Mr. Tandon has been associated with the Sub-Adviser since August 2019 and was previously associated with the Adviser in an investment management capacity since 2004, he began managing the Fund in October 2015. Mr. Shaw has been associated with the Adviser or its affiliates in an investment management capacity since December 2008, he began managing the Fund in July 2022. Mr. Campbell has been associated with the Adviser or its affiliates in an investment management capacity since June 2008, he began managing the Fund in July 2022. Mr. Tandon, Mr. Shaw and Mr. Campbell are co-portfolio managers. Certain other members of the team collaborate to manage the assets of the Fund, but are not primarily responsible for the day-to-day management of the Fund.

The composition of the team may change from time to time.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

As of October 31, 2023:

Mr. Tandon managed 2 other registered investment companies with a total of approximately $237.7 million in assets; 6 pooled investment vehicles other than registered investment companies with a total of approximately $1.2 billion in assets; and 4 other accounts with a total of approximately $366.5 million in assets.

Mr. Shaw managed 0 other registered investment companies with a total of approximately $0 in assets; 2 pooled investment vehicles other than registered investment companies with a total of approximately $160.0 million in assets; and 1 other accounts with a total of approximately $119.1 million in assets.

Mr. Campbell managed 0 other registered investment companies with a total of approximately $0 in assets; 0 pooled investment vehicles other than registered investment companies with a total of approximately $0 in assets; and 0 other accounts with a total of approximately $0 in assets.

Because the portfolio managers manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio manager may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the extent the Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser’s employee benefits and/or deferred compensation plans. The portfolio managers may have an incentive to favor these accounts over others. If the Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Portfolio Manager Compensation Structure

Morgan Stanley’s compensation structure is based on a total reward system of base salary and incentive compensation, which is paid either in the form of cash bonus, or for employees meeting the specified deferred compensation eligibility threshold, partially as a cash bonus and partially as mandatory deferred compensation. Deferred compensation granted to Investment Management employees are generally granted as a mix of deferred cash awards under the Investment Management Alignment Plan (IMAP) and equity-based awards in the form of stock units. The portion of incentive compensation granted in the form of a deferred compensation award and the terms of such awards are determined annually by the Compensation, Management Development and Succession Committee of the Morgan Stanley Board of Directors.

Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.

Incentive compensation. In addition to base compensation, portfolio managers may receive discretionary year-end compensation.

Incentive compensation may include:

● Cash Bonus.

● Deferred Compensation:

●	A mandatory program that defers a portion of incentive compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions.

●	IMAP is a cash-based deferred compensation plan designed to increase the alignment of participants’ interests with the interests of the Advisor’s clients. For eligible employees, a portion of their deferred compensation is mandatorily deferred into IMAP on an annual basis. Awards granted under IMAP are notionally invested in referenced funds available pursuant to the plan, which are funds advised by Investment Management. Portfolio managers are required to notionally invest a minimum of 40% of their account balance in the designated funds that they manage and are included in the IMAP notional investment fund menu.

●	Deferred compensation awards are typically subject to vesting over a multi-year period and are subject to cancellation through the payment date for competition, cause (i.e., any act or omission that constitutes a breach of obligation to the Company, including failure to comply with internal compliance, ethics or risk management standards, and failure or refusal to perform duties satisfactorily, including supervisory and management duties), disclosure of proprietary information, and solicitation of employees or clients. Awards are also subject to clawback through the payment date if an employee’s act or omission (including with respect to direct supervisory responsibilities) causes a restatement of the Firm’s consolidated financial results, constitutes a violation of the Firm’s global risk management principles, policies and standards, or causes a loss of revenue associated with a position on which the employee was paid and the employee operated outside of internal control policies.

Investment Management compensates employees based on principles of pay-for-performance, market competitiveness and risk management. Eligibility for, and the amount of any, discretionary compensation is subject to a multi-dimensional process. Specifically, consideration is given to one or more of the following factors, which can vary by portfolio management team and circumstances:

●	Revenue and profitability of the business and/or each fund/accounts managed by the portfolio manager

●	Revenue and profitability of the Firm

●	Return on equity and risk factors of both the business units and Morgan Stanley

●	Assets managed by the portfolio manager

●	External market conditions

●	New business development and business sustainability

●	Contribution to client objectives

●	Individual contribution and performance

Further, the Firm’s Global Incentive Compensation Discretion Policy requires compensation managers to consider only legitimate, business related factors when exercising discretion in determining variable incentive compensation, including adherence to Morgan Stanley’s core values, conduct, disciplinary actions in the current performance year, risk management and risk outcomes.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS

As of October 31, 2023, the portfolio managers did not own any shares of the Fund.

Item 9. Closed-End Fund Repurchases

REGISTRANT PURCHASE OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
November 2022	162,527		N/A	N/A
December 2022	—		N/A	N/A
January 2023	—		N/A	N/A
February 2023	—		N/A	N/A
March 2023	79,148		N/A	N/A
April 2023	—		N/A	N/A
May 2023	398,758		N/A	N/A
June 2023	88,638		N/A	N/A
July 2023	—		N/A	N/A
August 2023	—		N/A	N/A
September 2023	—		N/A	N/A
October 2023	—		N/A	N/A
Total	729,071	$4.60	—	—

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominee to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

Item 11. Controls and Procedures

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

 (a) For the fiscal year ended October 31, 2023, the Fund earned income and incurred the following costs and expenses as a result of its securities lending activities:

Fund	Gross Income[1]	Revenue Split[2]	Cash Collateral Management Fees[3]	Administration Fees[4]	Indemnification Fees[5]	Rebates to Borrowers	Other Fees	Total Costs of the Securities Lending Activities	Net Income from the Securities Lending Activities
Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

1	Gross income includes income from the reinvestment of cash collateral.

2	Revenue split represents the share of revenue generated by the securities lending program and paid to State Street.

3	Cash collateral management fees include fees deducted from a pooled cash collateral reinvestment vehicle that are not included in the revenue split.

4	These administrative fees are not included in the revenue split.

5	These indemnification fees are not included in the revenue split.

 (b) Pursuant to an agreement between the Fund and State Street Bank and Trust Company (“State Street”), the Fund may lend its securities through State Street as securities lending agent to certain qualified borrowers. As securities lending agent of the Fund, State Street administers the Fund’s securities lending program. These services include arranging the loans of securities with approved borrowers and their return to the Fund upon loan termination, negotiating the terms of such loans, selecting the securities to be loaned and monitoring dividend activity relating to loaned securities. State Street also marks to market daily the value of loaned securities and collateral and may require additional collateral as necessary from borrowers. State Street may also, in its capacity as securities lending agent, invest cash received as collateral in pre-approved investments in accordance with the Securities Lending Authorization Agreement. State Street maintains records of loans made and income derived therefrom and makes available such records that the Fund deems necessary to monitor the securities lending program.

Item 13. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as part of EX-99.CERT.

(c) Section 906 certification

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

/s/ John H. Gernon

John H. Gernon

Principal Executive Officer

December 20, 2023

 Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Gernon

John H. Gernon
Principal Executive Officer
December 20, 2023

/s/ Francis J. Smith

Francis J. Smith
Principal Financial Officer
December 20, 2023